Virtus Opportunities Trust
STATEMENT OF ADDITIONAL INFORMATION
January 28, 2016
Virtus Opportunities Trust (The “Trust”) is an open-end management investment company issuing shares in 29 separate series or “Funds”, all of which are publicly offered and described herein:

TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T	R6
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Dynamic Trend Fund	EMNAX		EMNCX	VIMNX	VDARX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Equity Trend Fund	VAPAX		VAPCX	VAPIX	VRPAX
Virtus Essential Resources Fund	VERAX		VERCX	VERIX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX	VFOPX
Virtus Global Equity Trend Fund	VGPAX		VGPCX	VGPIX
Virtus Global Infrastructure Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX	VRISX
Virtus International Wealth Masters Fund	VIWAX		VIWCX	VWIIX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Asset Trend Fund	VAAAX		VAACX	VAISX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX	VMFRX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX		PMSTX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX	VRREX
Virtus Sector Trend Fund	PWBAX		PWBCX	VARIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX

This Statement of Additional Information ("SAI") relates to the Class A, Class B, Class C, Class I, Class T and Class R6 shares of the Funds. This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Funds dated January 28, 2016 as described below. Each Fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectuses. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s Prospectuses and should not be relied upon by investors in such Fund.
The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at 100 Pearl Street, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.
The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2015, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

Glossary

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH
Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.
Alternatives Diversifier Fund	Virtus Alternatives Diversifier Fund
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent for the Funds
Board	The Board of Trustees of Virtus Opportunities Trust (also referred to herein as the “Trustees”)
Bond Fund	Virtus Bond Fund
CA Tax-Exempt Bond Fund	Virtus CA Tax-Exempt Bond Fund
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Custodian	The custodian of the Funds’ assets, JPMorgan Chase Bank, N.A.
Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC
Duff & Phelps	Duff & Phelps Investment Management Co. subadviser to the Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund
Dynamic Trend Fund	Virtus Dynamic Trend Fund
EDRs	European Depositary Receipts (another name for CDRs)
EM Debt Fund	Virtus Emerging Markets Debt Fund
EM Equity Income Fund	Virtus Emerging Markets Equity Income Fund
EM Small-Cap Fund	Virtus Emerging Markets Small-Cap Fund
Equity Trend Fund	Virtus Equity Trend Fund
Essential Resources Fund	Virtus Essential Resources Fund
ETFs	Exchange-traded Funds
Euclid	Euclid Advisors, LLC subadviser to the Virtus Dynamic Trend Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks
FHLMC
Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors

Fitch	Fitch Ratings, Inc.
FNMA
Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Foreign Opportunities Fund	Virtus Foreign Opportunities Fund
Fund Complex	The group of Funds sponsored by Virtus and managed by VIA, including the Funds, Virtus Variable Insurance Trust and certain other closed-end funds.
Funds	The series of the Trust discussed in this SAI
Funds of Funds	Collectively, Alternatives Diversifier Fund, Herzfeld Fund, Low Volatility Fund and Trend Funds
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
Global Equity Trend Fund	Virtus Global Equity Trend Fund
Global Infrastructure Fund	Virtus Global Infrastructure Fund
Global Opportunities Fund	Virtus Global Opportunities Fund
Global Real Estate Fund	Virtus Global Real Estate Securities Fund
GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
Greater European Fund	Virtus Greater European Opportunities Fund
Herzfeld	Thomas J. Herzfeld Advisors, Inc. subadviser to the Herzfeld Fund
Herzfeld Fund	Virtus Herzfeld Fund
High Yield Fund	Virtus High Yield Fund
Horizon	Horizon Asset Management LLC subadviser to the International Wealth Masters Fund and the Wealth Masters Fund
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Trustees who are not “interested persons” of the Trust, as that term is defined by the 1940 Act
International Equity Fund	Virtus International Equity Fund
International Real Estate Fund	Virtus International Real Estate Securities Fund
International Small-Cap Fund	Virtus International Small-Cap Fund
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
JPMorgan	JPMorgan Chase Bank, N.A.
Kayne Anderson Rudnick	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the EM Small-Cap Fund and International Small-Cap Fund
KBII	Kleinwort Benson Investors International, Ltd. subadviser to the EM Equity Income Fund and Essential Resources Fund
LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market
Low Volatility Fund	Virtus Low Volatility Equity Fund
Moody’s	Moody’s Investors Service, Inc.
Multi-Asset Trend Fund	Virtus Multi-Asset Trend Fund
Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Intermediate Bond Fund
Multi-Sector Short Term Bond Fund	Virtus Multi-Sector Short Term Bond Fund
NAV	Net Asset Value, which is the per-share price of a Fund

Newfleet
Newfleet Asset Management, LLC subadviser to the Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, High Yield Fund, Senior Floating Rate Fund, Multi-Sector Intermediate Bond Fund, and Multi-Sector Short Term Bond Fund

NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, the world’s largest equity derivatives clearing corporation
OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Prospectuses	The prospectuses for the Funds, as amended from time to time
PwC	PricewaterhouseCoopers, LLP, the independent registered public accounting firm for the Trust
Rampart	Rampart Investment Management Company, LLC subadviser to the Low Volatility Equity Fund
Real Estate Fund	Virtus Real Estate Securities Fund
Regulations	The Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended
RIC
Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes

S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	This Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Sector Trend Fund	Virtus Sector Trend Fund
Senior Floating Rate Fund	Virtus Senior Floating Rate Fund
SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Trend Funds	Collectively, Virtus Dynamic Trend Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund
VIA	Virtus Investment Advisers, Inc., the Adviser to the Funds
Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, Euclid, Kayne Anderson Rudnick, Newfleet and Rampart
Virtus Mutual Funds	The family of funds consisting of the Funds, the series of Virtus Alternative Solutions Trust, the series of Virtus Insight Trust and the series of Virtus Equity Trust
Vontobel	Vontobel Asset Management, Inc., subadviser to the Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund
VP Distributors	VP Distributors, LLC , the Trust's Distributor
VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
Wealth Masters Fund	Virtus Wealth Masters Fund

GENERAL INFORMATION AND HISTORY
The Trust is an open-end management investment company organized as a Delaware statutory trust December 18, 1995. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.”
The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund, Real Estate Fund and Sector Trend Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days' notice. The following discussion supplements the disclosure in the Prospectuses. Prior to October 1, 2008, each of the funds indicated with an asterisk (*) below had "Phoenix" in their names instead of "Virtus".

Fund Type	Fund	Investment Objective
Alternatives	Alternatives Diversifier Fund	The fund has an investment objective of long-term capital appreciation.
	Dynamic Trend Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Infrastructure Fund*	The fund has investment objectives of both capital appreciation and current income.
	Global Real Estate Fund	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Herzfeld Fund	The fund has investment objectives of capital appreciation and current income.
	International Real Estate Fund*	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Real Estate Fund*	The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Asset Allocation	Multi-Asset Trend Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Equity	Equity Trend Fund	The fund has an investment objective of long-term capital appreciation.
	Essential Resources Fund	The fund has an investment objective of capital appreciation.
	Low Volatility Fund	The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
	Sector Trend Fund*	The fund has an investment objective of long-term capital appreciation.
	Wealth Masters Fund	The fund has an investment objective of capital appreciation.
Fixed Income	Bond Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.

Fund Type	Fund	Investment Objective
CA Tax-Exempt Bond Fund*
The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

	EM Debt Fund	The fund has an investment objective of total return from current income and capital appreciation.
	High Yield Fund*	The fund has a primary investment objective of high current income and a secondary objective of capital growth.
	Multi-Sector Intermediate Bond Fund*	The fund has an investment objective of maximizing current income while preserving capital.
	Multi-Sector Short Term Bond Fund*	The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
	Senior Floating Rate Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.
International/Global	EM Equity Income Fund	The fund has investment objectives of seeking capital appreciation and income.
	EM Small-Cap Fund*	The fund has an investment objective of capital appreciation.
	Foreign Opportunities Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Equity Trend Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
	Global Opportunities Fund*	The fund has an investment objective of capital appreciation.
	Greater European Fund	The fund has an investment objective of long-term capital appreciation.
	International Equity Fund	The fund has an investment objective of long-term capital appreciation.
	International Small-Cap Fund	The fund has an investment objective of capital appreciation.
	International Wealth Masters Fund	The fund has an investment objective of capital appreciation.

Capital Stock and Organization of the Trust
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.
Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.
As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.
The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).
Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.
Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.
Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.
Diversification of Funds
Each Fund is diversified under the 1940 Act with the exception of Alternatives Diversifier Fund, which is a non-diversified fund. The Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)
Fund Names and Investment Policies
Each of the Funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
These funds have a policy that states at least 80% of its assets in investments of the type suggested by its name.

Bond Fund	High Yield Fund
CA Tax-Exempt Bond Fund	International Equity Fund
EM Debt Fund	International Real Estate Fund
EM Equity Income Fund	International Small-Cap Fund
EM Small-Cap Fund	Low Volatility Fund
Essential Resources Fund	Multi-Sector Intermediate Bond Fund
Foreign Opportunities Fund	Multi-Sector Short-Term Bond Fund
Global Infrastructure Fund	Real Estate Fund
Global Real Estate Fund	Senior Floating Rate Fund
Greater European Fund

Portfolio Turnover
The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Fund's shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Fund that has completed a fiscal period of operations is set forth in its summary prospectus and under “Financial Highlights” in the statutory prospectus.
Disclosure of Portfolio Holdings
The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit

Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating agencies and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Board has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.
The Trust’s CCO is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.
Public Disclosures
In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30- or 60-day delay. Portfolio holdings may be released sooner at the Administrator's discretion. Additionally, each Fund except certain of the Trend Funds provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain Funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.
Other Disclosures
The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.
Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily with no delay
Subadviser (Alternatives Diversifier Fund, Dynamic Trend Fund, Equity Trend Fund, Global Equity Trend Fund, International Equity Fund, Multi-Asset Trend Fund and Sector Trend Fund)	Euclid Advisors LLC	Daily with no delay
Subadviser (Herzfeld Fund)	Thomas J. Herzfeld Advisors, Inc.	Daily with no delay
Subadviser (International Wealth Masters Fund and Wealth Masters Fund)	Horizon Asset Management LLC	Daily with no delay
Subadviser (EM Small-Cap Fund and International Small-Cap Fund)	Kayne Anderson Rudnick Investment Management, LLC	Daily with no delay
Subadviser (EM Equity Income Fund and Essential Resources Fund)	Kleinwort Benson Investors International, Ltd.	Daily with no delay
Subadviser (Bond Fund, CA Tax Exempt Bond Fund, EM Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Newfleet Asset Management, LLC	Daily with no delay
Subadviser (Low Volatility Fund)	Rampart Investment Management Company, LLC	Daily with no delay
Subadviser (Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily with no delay
Subadviser Trading Support (Foreign Opportunities Fund, Global Opportunities Fund, and Greater European Fund)	Northern Trust Corporation	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	JPMorgan Chase Bank, N.A.	Daily with no delay
Class Action Service Provider	Battea	Daily with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc.	Daily with no delay
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Reconciliation Firm for Subadviser (Kayne Anderson Rudnick) (EM Small-Cap Fund and International Small-Cap Fund)	Fiserve, Inc.	Daily with no delay

Middle Office for Subadviser (Duff & Phelps) (Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund), (Kayne Anderson Rudnick) (EM Small-Cap Fund and International Small-Cap Fund), (Rampart) (Low Volatility Fund)
	SS&C, Inc.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Distributor (Foreign Opportunities Fund, Real Estate Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annually, within 15 business days of end of fiscal year.
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay
Typesetting and Printing firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Security Lending (as applicable)	Brown Brothers Harriman & Co.	Daily with no delay
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Other Virtus Mutual Funds
In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Equity Trust and Virtus Insight Trust, although the series of Virtus Alternative Solutions Trust are overseen by a different board of trustees than the Board. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Class/Shares
Trust	Fund	A	B	C	I	R6
Virtus Alternative Solutions Trust	Alternative Income Solution Fund	X		X	X
	Alternative Inflation Solution Fund	X		X	X
	Alternative Total Solution Fund	X		X	X	X
	Credit Opportunities Fund	X		X	X	X
	Multi-Strategy Target Return Fund	X		X	X
	Select MLP and Energy Fund	X		X	X
	Strategic Income Fund	X		X	X
Virtus Equity Trust	Balanced Fund	X	X	X
	Contrarian Value Fund	X		X	X	X
	Growth & Income Fund	X		X	X
	Mid-Cap Core Fund	X		X	X
	Mid-Cap Growth Fund	X	X	X	X
	Quality Large-Cap Value Fund	X		X	X
	Quality Small-Cap Fund	X		X	X
	Small-Cap Core Fund	X	X	X	X	X
	Small-Cap Sustainable Growth Fund	X		X	X
	Strategic Growth Fund	X	X	X	X
	Tactical Allocation Fund	X	X	X
Virtus Insight Trust	Emerging Markets Opportunities Fund	X		X	X	X
	Low Duration Income Fund	X		X	X
	Tax-Exempt Bond Fund	X		X	X

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS
The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds' prospectuses. Some of the investment strategies and policies described below and in each Fund's prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Alternatives Diversifier Fund, Herzfeld Fund and Low Volatility Fund and certain of the Trend Funds do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Alternatives Diversifier Fund, the Herzfeld Fund, the Low Volatility Fund and the applicable Trend Funds invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.
Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “Fund” may be used to refer to any Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing
Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Investing
Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt

Investment Technique	Description and Risks	Fund-Specific Limitations

obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but may be sold at a deep discount from their face value.
Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Convertible Securities
A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.
Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.
A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert.

Investment Technique	Description and Risks	Fund-Specific Limitations

The Fund might be more willing to convert such securities to common stock.
A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High Yield-High Risk (Junk Bonds) Securities” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities
Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)
Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration
Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Exchange-Traded Notes (ETNs)
Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Investment Technique	Description and Risks	Fund-Specific Limitations

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.
The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

High-Yield, High-Risk Fixed Income Securities (“Junk Bonds”)
Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.
Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities

Investment Technique	Description and Risks	Fund-Specific Limitations

may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher-rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.
Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Interest Rate Environment Risk
In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.
However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Inverse Floating Rate Obligations
A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these

No Fund will invest more than 5% of its assets in inverse floaters.

Investment Technique	Description and Risks	Fund-Specific Limitations

securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.
Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

Letters of Credit
Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments
A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”
The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.
Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Municipal Securities and Related Investments
Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally

Investment Technique	Description and Risks	Fund-Specific Limitations

increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P’s represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.
The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.
Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Investment Technique	Description and Risks	Fund-Specific Limitations
Industrial Development Bonds
Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds
The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases
Each Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes
Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Investment Technique	Description and Risks	Fund-Specific Limitations
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.
Tax Anticipation Notes
Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper
Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees
While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the Federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds
PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings
The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

Investment Technique	Description and Risks	Fund-Specific Limitations

After a Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.
Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt
Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Investment Technique	Description and Risks	Fund-Specific Limitations
Brady Bonds
Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments
Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face

Investment Technique	Description and Risks	Fund-Specific Limitations
value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
Variable and Floating Rate Obligations
Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.
In order to most effectively use these investments, a Fund’s subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most other portfolio securities. If the Fund’s subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.
When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.
The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.
The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.
Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating

Investment Technique	Description and Risks	Fund-Specific Limitations

rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.
A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities
Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.
Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.
Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative Investments
Each Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.
Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or

Investment Technique	Description and Risks	Fund-Specific Limitations

class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)
Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. For example, a percentage of the Fund’s assets may be segregated to cover its obligations with respect to the derivative investment, which may make it more difficult for the Fund’s subadviser to meet redemption requests or other short-term obligations.
Investments in derivatives in general are also subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodity Interests
Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).
The CFTC recently adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.

Credit-linked Notes
Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Investment Technique	Description and Risks	Fund-Specific Limitations
Equity-linked Derivatives
Each Fund may invest in equity-linked derivative products the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.
Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Eurodollar Instruments
The Funds may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.
Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Fund invests.

Foreign Currency Forward Contracts, Futures and Options
Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.
A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.
When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.
Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.
Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts
A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Investment Technique	Description and Risks	Fund-Specific Limitations
Foreign Currency Futures Transactions
Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the net amount of the Fund’s obligation. For foreign currency futures transactions, the prescribed amount will generally be the daily value of the futures contract, marked to market.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against

Investment Technique	Description and Risks	Fund-Specific Limitations

an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Foreign Currency Warrants
Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally

Investment Technique	Description and Risks	Fund-Specific Limitations

are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper
Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Investment Technique	Description and Risks	Fund-Specific Limitations
Principal Exchange Rate Linked Securities (“PERLS”)
PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts
Each Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.
A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Except as otherwise described in this SAI, the Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal

Investment Technique	Description and Risks	Fund-Specific Limitations

regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.
The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.
The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. Generally, for cash-settled futures contracts the prescribed amount is the net amount of the Fund’s obligation, and for non-cash-settled futures contracts the prescribed about is the notional value of the reference obligation.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)
The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Investment Technique	Description and Risks	Fund-Specific Limitations

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.
The successful use of futures contracts and related options may also depend on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.
Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts

Investment Technique	Description and Risks	Fund-Specific Limitations

to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

Investment Technique	Description and Risks	Fund-Specific Limitations

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.
Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.
In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.
Duration is one of the fundamental tools used by a Fund’s subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.
Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of

Investment Technique	Description and Risks	Fund-Specific Limitations
mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.
Collateralized Mortgage Obligations (“CMOs”)
CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.
CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals
CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment

Investment Technique	Description and Risks	Fund-Specific Limitations

experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass-through Securities
Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the

Investment Technique	Description and Risks	Fund-Specific Limitations

guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective

Investment Technique	Description and Risks	Fund-Specific Limitations

business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities
Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.
Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options
Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.
A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
To the extent required to comply with SEC Release No. IC-10666, options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the

Options written by the Low Volatility Fund will not be required to be covered as described herein, except to the extent required to comply with SEC Release No. IC-10666.

Investment Technique	Description and Risks	Fund-Specific Limitations

option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. For options transactions, the prescribed amount will generally be the market value of the underlying instrument but will not be less than the exercise price.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include

Investment Technique	Description and Risks	Fund-Specific Limitations

the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options
Each Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.
With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options
In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium

Investment Technique	Description and Risks	Fund-Specific Limitations

during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swaptions
A Fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organisation of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A Fund’s financial liability associated with swaptions is linked to the marked-to-market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.

Swap Agreements
Each Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Fund’s subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement

Investment Technique	Description and Risks	Fund-Specific Limitations

have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily on the Fund’s accounting records (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)
Recently, the SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements
Each Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent

Investment Technique	Description and Risks	Fund-Specific Limitations

payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.
As with other swaps, when a Fund enters into a credit default swap agreement, to the extent required by applicable law and regulation the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the Fund’s net exposure under the swap (the “Segregated Assets”). Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to pay the cash equivalent value of the asset. Therefore, the cover amount will be the notional value of the underlying credit. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Investment Technique	Description and Risks	Fund-Specific Limitations
Dividend Swap Agreements
A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements
Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements
“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements
Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities
The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies
While small and medium-sized issuers in which a Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund solely investing in such securities should not be considered a complete investment program.
Market capitalizations of companies in which the Funds invest are determined at the time of purchase.

Investment Technique	Description and Risks	Fund-Specific Limitations
Unseasoned Companies
As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing
The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic securities denominated in foreign currencies.
Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.
Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial

Investment Technique	Description and Risks	Fund-Specific Limitations

expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.
The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.
Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Depositary Receipts
Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between

Investment Technique	Description and Risks	Fund-Specific Limitations

such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities
The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.
Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.
The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of

Investment Technique	Description and Risks	Fund-Specific Limitations

investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.
Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions
When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.
As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.
In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.
A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

Investment Technique	Description and Risks	Fund-Specific Limitations

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.
When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Foreign Investment Companies
Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations
The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements
Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments

Investment Technique	Description and Risks	Fund-Specific Limitations
in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.
Guaranteed Investment Contracts
Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.
Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.
The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.
Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments

Investment Technique	Description and Risks	Fund-Specific Limitations

allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.
Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.
Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage
Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)
The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Borrowing
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from

Investment Technique	Description and Risks	Fund-Specific Limitations

time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage “Dollar-Roll” Transactions
Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.
Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Reverse Repurchase Agreements
Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase

Investment Technique	Description and Risks	Fund-Specific Limitations

date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.
Because reverse repurchase agreements are considered borrowing under the 1940 Act, while a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Master Limited Partnerships
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Money Market Instruments
Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of

Investment Technique	Description and Risks	Fund-Specific Limitations
money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.
Bankers’ Acceptances
A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks
The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan

Investment Technique	Description and Risks	Fund-Specific Limitations

Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing
Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.
Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.
In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.
In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)
Under the 1940 Act, a Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these

Investment Technique	Description and Risks	Fund-Specific Limitations

limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Funds to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.
The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.
Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)
Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)
Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
REITs can generally be classified as follows:
•
  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.
•
  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
•
  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Investment Technique	Description and Risks	Fund-Specific Limitations

REITs are like closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)
Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.
Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements
Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.
A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.
Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.
Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Securities Lending
Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.
A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.
Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.
No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales
Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed

Investment Technique	Description and Risks	Fund-Specific Limitations

securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.
When a Fund sells securities short, to the extent required by applicable law and regulation the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

Special Situations
Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.
A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments
When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

Investment Technique	Description and Risks	Fund-Specific Limitations

For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Warrants or Rights to Purchase Securities
Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)
Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an

Investment Technique	Description and Risks	Fund-Specific Limitations

index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions
Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.
When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.
When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the

Investment Technique	Description and Risks	Fund-Specific Limitations

commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.
The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY
Special California Risk Factors
The following information as to certain State risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues.  Such information does not purport to be a complete description, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.
The California Constitution and various state statutes limit the taxing and spending authority of the state of California (the “State”).  This may impair the ability of State issuers to maintain debt service on their obligations, as summarized below.
Certain of the State’s municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations.  Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.
Article XIIIA, Article XIIIB, Article XIIIC, Article XIIID and Propositions 98, 111 and 39 were each adopted as measures that qualified for the ballot pursuant to California’s initiative process.  From time to time other initiative measures could be adopted, further affecting State revenues or the State’s ability to expend revenues.  Certain legislation enacted in the State could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, as amended, places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Articles XIIIC and XIIID of the California Constitution provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government. In March 2004, State voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented as a result of these measures.

The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues. In November 2010, State voters approved two more ballot measures, Propositions 25 and 26. Proposition 25 amends the State Constitution to change the legislative vote requirement necessary to pass the State budget and spending bills related to the budget from two-thirds to a simple majority, while preserving the two-thirds requirement for changes in tax rates. Proposition 26 amends the State Constitution to require a two-thirds supermajority vote in the California State Legislature to pass many fees, levies, charges and tax revenue allocations that under the state’s previous rules could be enacted by a simple majority vote.
In November 2012 State voters approved Proposition 30 to increase sales and income taxes throughout the next several fiscal years. The State’s sales tax increased to 7.5% from 7.25% for a period of four years, and State income taxes increased for a period of seven years on taxpayers earning more than $250,000 per year by amounts ranging from 1% on taxpayers earning over $250,000 but less than $300,000 per year to 3% on taxpayers earning more than $1 million per year. The increase was retroactive to January 1, 2012. The Legislative Analyst’s Office (“LAO”) projected that Proposition 30 would result in an average annual State revenue gain of $5 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal 2018-19. Governor Jerry Brown projected that if his policies remained in effect and revenues continued to increase as projected, $11.8 billion of approximately $24.9 billion of budgetary borrowings and deferrals incurred prior to 2011 and outstanding as of June 30, 2014, would be repaid in fiscal 2014-15, with the remainder fully eliminated by the end of fiscal year 2017-18. Smaller amounts of revenue are expected from Proposition 39, which requires multistate businesses to pay State income taxes based on sales in the State and eliminates other alternative formulas for calculating California income taxes. The LAO estimates Proposition 39 will generate $1 billion in additional revenue annually, growing over time.
On May 14, 2015, Governor Brown revised the State’s 2015-16 Budget. The 2015-16 May Revision forecasted General Fund revenues at $3.3 billion higher for fiscal year 2014-15 and $1.6 billion higher for fiscal year 2015-16 than were projected in the original Proposed 2015-16 Budget. The 2015-16 May Revision assumes approximately $0.8 billion more in spending in fiscal year 2014-15. After accounting for these changes and others, the May Revision anticipates that the State would end fiscal year 2015-16 with a $1.1 billion reserve.
In November 2014, State voters approved Proposition 2, which amends the State Constitution by requiring the State to spend a minimum amount on debt repayment, altering the State’s requirements for the BSA, and establishing a Public School System Stabilization Account (“PSSSA”). Proposition 2 requires the State to spend at least 0.75 percent of General Fund revenues, currently approximately $800 million, each year to pay down debts for pension and retiree health benefits (in addition to funds already required under law) and specified debts to local governments and other state accounts. The State also will be required to use a portion of higher-than-average capital gains-tax related revenues to pay down additional debt. Proposition 2 also changes the amount deposited annually in the BSA, increasing the maximum size of the BSA to 10 percent of General Fund revenues, and restricting the situations in which the State can deposit a lesser amount into the BSA or withdraw money from the BSA to specified “budget emergencies.” The PSSSA established by Proposition 2 will be funded by a transfer of a portion of above-average capital gains-related tax revenues if and when generated.
Certain State municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing nonjudicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.
Litigation may play a role in the future of the State’s economy, as it is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.
On May 29, 2002, the California Court of Appeal for the Second District decided the case of Howard Jarvis Taxpayers Association, et al. v. Kathleen Connell (as Controller of the State of California). The Court of Appeal held that a final budget bill, an emergency appropriation, a self-executing authorization pursuant to state statutes (such as continuing appropriations) or the California Constitution or a federal mandate is necessary for the State Controller to disburse funds. To the extent the holding in such case would apply to payments expected to be received by an issuing state agency, the requirement that there be either a final budget bill or an emergency appropriation may result in the delay of such payments to such agency if such required legislative action is delayed, unless the payments are self-executing authorizations or are subject to a federal mandate. On May 1, 2003, the California Supreme Court upheld the holding of the Court of Appeal, stating that the Controller is not authorized under State law to disburse funds prior to the enactment of a budget or other proper appropriation, but under federal law, the Controller is required, notwithstanding a budget impasse and the limitations imposed by State law, to pay timely those State employees who are subject to the minimum wage and overtime compensation provisions of the federal Fair Labor Standards Act.
California Economic Outlook
The effect that general economic conditions within the State and the effect that the State’s budgetary problems may have in the future on the ability of State issuers to meet their obligations cannot be predicted. In addition to unfunded liabilities of government pensions (see below), California faces $340 billion in debts.
In 2011 the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years. After significant spending cuts enacted during fiscal years 2011-12 and 2012-13, new temporary revenues provided by the passage of Proposition 30 and the 2015-2016 Budget, the State budget forecasts a $1.1 billion positive reserve for the 2015-2016 fiscal year.
As of July 1, 2015, the state had more than $87.0 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2015, there were more than $30 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $4.0 billion of authorized and unissued lease revenue bonds.
General Fund revenues and transfers for fiscal year 2014-15 were projected at $105.5 billion, an increase of $3.3 billion or 3.2 percent compared with fiscal year 2013-14. General Fund expenditures for fiscal year 2014-15 were projected at $108.0 billion, an increase of $7.3 billion or 7.2 percent compared with fiscal year 2013-14. The projected excess of expenditures over revenues and transfers is due in part to the budgetary accounting treatment of the BSA transfer, described in the next paragraph, and to the significant amount of expenditures to pay down the State’s “wall of debt” liabilities.
For the first time since the 2007-08 fiscal year, full funding (determined by reference to the pre-Proposition 2 maximum amount) of the BSA is projected to occur during fiscal year 2014-15. Pursuant to Proposition 58 of 2004, the State will set aside 3 percent of estimated General Fund revenues, estimated at about $3.5 billion by the end of fiscal year 2015-16, in the BSA. In recent years the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated in order to balance budgets during the previous recession and prior years. Under Proposition 58, half this amount will remain in the BSA, and half will be transferred to a redemption account to retire Economic Recovery Bonds. Under the Proposition 2 requirements, the 2015 Budget Act directs an additional $1.9 billion to pay off loans from special funds, pay down past liabilities from Proposition 98, and help the University of California reduce its employee pension unfunded liability. In addition, the 2015-16 Budget repays the remaining $1 billion in budgetary deferrals to schools and community colleges, discharges the last of the $15 billion in Economic Recovery Bonds that were issued to cover budget deficits from as far back as 2002, repays local governments $765 million in mandated reimbursements, and reduces outstanding mandate liabilities owed to schools and community colleges by $3.8 billion.
The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from these special funds. However, the General Fund had a cash surplus of $1.9 billion as of June 30, 2014, and $2.5 billion as of June 30, 2015, and did not owe any monies to these special funds and other state funds from internal borrowing for cash management purposes (compared to almost $2.435 billion owed at June 30, 2013 and $9.593 billion at June 30, 2012).
Despite the recent significant budgetary improvements, there remain a number of major risks and pressures that threaten the state’s financial condition, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn.
Combined, the total unfunded pension liabilities for all State and local government workers in California hit $281 billion at June 30, 2013 (the latest year for which data is available). The two main state pension funds face large unfunded future liabilities. The California Public Employees Retirement System ("CalPERS") reported an unfunded accrued liability allocable to state employees (excluding judges and elected officials) as of June 30, 2013, of $36.4 billion on an actuarial value of assets (“AVA”) basis (an increase of $8.2 billion from the June 30, 2012 Valuation) and $49.9 billion on a market value of assets (“MVA”) basis (an increase of $4.4 billion from the June 30, 2012 Valuation) that decreased to $43.3 billion as of June 30, 2014. The California State Teachers’ Retirement System (“CalSTRS”) reported the unfunded accrued liability of its Defined Benefit Plan as of June 30, 2013 at $73.7 billion on an AVA basis (an increase of $2.7 billion from the June 30, 2012 valuation), and $74.4 billion on an MVA basis (a decrease of $6 billion from the June 30, 2012 valuation).
General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.9 billion and $1.9 billion, respectively, for the 2015-16 fiscal year. The combined contributions represent about 4.2 percent of all General Fund expenditures in fiscal year 2015-16.
There can be no assurances that the state’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. The actual amount of any increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience and retirement benefit adjustments. The Governor signed Chapter 47, Statutes of 2014 (AB 1469) on June 24, 2014, that increases statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. Recent action by the CalPERS Board to revise amortization and smoothing policies is expected to result in more rapid increases in state retirement contributions commencing in fiscal year 2015-16. The Board in February 2014 also adopted staff recommendations to change mortality and other assumptions, which will result in increased contribution rates that started in fiscal year 2014-15.
The State also provides postemployment health care and dental benefits to state employees and their spouses and dependents (when applicable) and utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as Other Post Employments Benefits or “OPEB.” As reported in the state’s OPEB Actuarial Valuation Report, the state has an Unfunded Actuarial Accrued Liability relating to state retirees’ other postemployment benefits of approximately $71.81 billion as of June 30, 2014 (as compared to $64.57 billion estimated as of June 30, 2013).
In addition, the state’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. There can be no assurance that the State will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect the financial condition of the State.
Impact of Health Care Reform
The federal Affordable Care Act (the “ACA”) has resulted in a significant net increase in General Fund program costs in fiscal year 2013-14 and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange. The Governor’s Proposed 2015-16 Budget includes $573.3 million from the General Fund in fiscal year 2015-16 for the costs of expanded eligibility under health care reform. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $1.7 billion ($766 million from the General Fund) for fiscal year 2014-15. In December 2014, the State indicated in an official statement that the ACA has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond.
Earthquake Risk
Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Bond Ratings
As of July 2, 2015, the State’s general obligation debt was rated Aa3 by Moody’s, AA- by S&P, and A+ by Fitch. Moody’s, S&P and Fitch have assigned stable outlooks for their ratings. These ratings apply to only the State’s general obligation bonds. They are not indicative of ratings assigned to bonds issued by counties, cities, districts or other local agencies.

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.  See the description of “Ratings” under the heading “More Information About Fund Investment Strategies & Related Risks” for additional information about securities ratings.
Puerto Rico
Puerto Rico’s business cycles have generally tracked those of the United States as a whole, although with somewhat greater volatility. Private sector employment growth in Puerto Rico fell sharply in each of the last four recessions, and bottomed out roughly at the end of the downturn on the mainland.
Gross national product (“GNP”) has been subdued for many years. Puerto Rico has been in a recession since fiscal year 2007. Puerto Rico suffers from chronic budget gaps, an economy in or near recession for nine years, and interest rates far higher than those paid by any U.S. state.
Since February of 2014, the credit ratings of the Commonwealth’s general obligation bonds and Commonwealth guaranteed bonds, as well as the ratings of most of the Commonwealth’s public corporations, have been lowered (more than once in most cases) to noninvestment grade by Moody’s, S&P, and Fitch. The most recent rating downgrade occurred in September of 2015. According to the above-referenced ratings agencies, further downgrades are possible.
In June 2015, the Governor of Puerto Rico, Alejandro García Padilla announced that Puerto Rico’s debt is “unpayable” under its current terms. On June 28, 2014, the Commonwealth had enacted Act 71-2014, known as the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”). Before the enactment of the Recovery Act, there was no Commonwealth statute providing an orderly recovery regime for public corporations experiencing financial difficulties. At the same time, Chapters 9 and 11 of the United States Bankruptcy Code are generally inapplicable to public corporations that are governmental instrumentalities of the Commonwealth. Thus, the Recovery Act was intended to fill this statutory gap and provide for an orderly legal process governing the enforcement and restructuring of the debts and other obligations of certain public corporations of the Commonwealth. The Recovery Act was challenged in federal court, which held that it is unconstitutional and preempted by the United States Bankruptcy Code. The Court of Appeals for the First Circuit upheld the decision of the district court. It is currently undergoing review by the Supreme Court of the United States. The case is expected to be heard sometime in the spring of 2016.
The Commonwealth has implemented several expense reduction and cash management measures to address its liquidity challenges. However, even after taking into account such measures, there is a high probability that the Commonwealth will not only run a General Fund budget deficit in fiscal year 2016, but that it will also have insufficient liquidity before the end of this calendar year to meet all of its debt service obligations while continuing to provide essential services to the residents of Puerto Rico. Accordingly, while the Commonwealth pursues a voluntary debt exchange offer in order to obtain financial relief, the Commonwealth may have to take additional extraordinary expense reduction and/or revenue measures in order to maintain sufficient liquidity to provide essential government services.
While analysts have seen Puerto Rico's budget deficit as the immediate threat to its credit, it will be hard for the Puerto Rico government to return to a structurally balanced operating budget just with tax increases and spending cuts, without a turnaround in the economy. Many see its underfunded pensions as a long-term threat. A significant component of the Commonwealth’s budget is the cost of its retirement systems (the “Retirement Systems”). The three principal pension systems of the Commonwealth (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) have a significant unfunded actuarial accrued liability and a very low funding ratio. Although the Commonwealth enacted legislation in 2013 that attempts to reform the Retirement Systems by, among other measures, reducing benefits, increasing employer and employee contributions, and replacing most of the defined benefit elements of the system with a defined contribution system, these reforms were primarily designed to address the Retirement Systems’ cash flow needs in order to allow them to make benefit payments when due. As a result, even after enacting these reforms, the Retirement Systems will continue to have a large unfunded actuarial accrued liability and a low funding ratio for several decades.
The actuarial valuation report of the Employees Retirement System as of June 30, 2014, under GASB 67, reflects a Total Pension Liability of $30.2 billion, a Fiduciary Net Position of $127 million (total assets of $3.4 billion net of liabilities of $3.3 billion, consisting principally of $3.1 billion in pension obligation bonds), and a Net Pension Liability of $30.1 billion. The Fiduciary Net Position as a percentage of Total Pension Liability (the “Funded Ratio”) is 0.42%. The net assets of the System were exhausted during fiscal year 2015.
The Teachers Retirement System’s latest actuarial valuation, as of June 30, 2014, under GASB 67, reflects a total pension liability of $14.8 billion, a fiduciary net position of $1.7 billion, a net pension liability (including basic and system administered benefits) of $13.1 billion and a Funded Ratio of 11.5%.

On the other hand, the Judiciary Retirement System’s latest actuarial valuation report, as of June 30, 2014, reflects an increase in pension liabilities and a decrease in the funded level for financial reporting purposes. The valuation performed under GASB 67 shows a Total Pension Liability of $504.4 million, a Fiduciary Net Position of $62.1 million, and a Net Pension Liability of $442.3 million. Based on this report, its Funded Ratio is 12.3%.
Finally, on October 21, 2015, the Obama Administration presented to Congress a comprehensive roadmap that would alleviate Puerto Rico’s economic and fiscal problems. The plan’s proposal included: granting Puerto Rico access to Chapter 9 of the U.S. Bankruptcy Code by which all of Puerto Rico’s debt could be reorganized; a Congress – created independent fiscal oversight board for the island; equal treatment for Puerto Rico on the disbursement of Medicaid benefits; and participation in the Earned Income Tax Credit program. Both the U.S. Senate and the House of Representatives have directed several committees to come up with a responsible solution by the end of the first quarter of 2016.
INVESTMENT LIMITATIONS
Fundamental Investment Limitations
Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.
With respect to all of the Funds, except as noted, each Fund may not:
(1)
  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Alternatives Diversifier Fund.)
(2)
  Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Infrastructure Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; and (b) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Fund of Funds.
(3)
  Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.
(4)
  Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.
(5)
  Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.
(6)
  Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
(7)
  Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8a)
  Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (This restriction applies to the Dynamic Trend Fund, Foreign Opportunities Fund, Multi-Sector Short Term Bond Fund, Real Estate Fund and Sector Trend Fund.)
(8b)
  Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (This restriction applies to the Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, EM Equity Income Fund, EM Small-Cap Fund, Equity Trend Fund, Essential Resources Fund, Global Equity Trend Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, Greater European Fund, Herzfeld Fund, High Yield Fund, International Equity Fund, International Real Estate Fund, International Small-Cap Fund, International Wealth Masters Fund, Low Volatility Fund, Multi-Asset Trend Fund, Multi-Sector Intermediate Bond Fund, Senior Floating Rate Fund and Wealth Masters Fund.)
With respect to investment restriction (2) above, for purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund of Funds will look through to the securities held by any affiliated mutual funds in which the Fund invests. However, as of the date of this SAI the Funds of Funds will not look through to the securities held by any underlying exchange-traded funds (“ETFs”), unaffiliated mutual funds and/or closed-end funds in which such Funds invest.
Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.
Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.
Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)
The Board has adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.
(a)
  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
(b)
  The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
(c)
  The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
(d)
  The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result,

more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Strategies and Related Risks” section.
(e)
  The Fund may not invest in companies for the purpose of exercising control of management.

MANAGEMENT OF THE TRUST
Trustees and Officers
The Board is responsible for the overall supervision of the Trust including establishing the Funds’ policies, general supervision and review of their investment activities and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.
Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McClellan, Hassell H. YOB: 1945	Served since 2015.	55	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.
Trustee, (since 2000), John Hancock Fund Complex (collectively, 228 portfolios); Trustee (since 2008), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; and Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios).

McLoughlin, Philip Chairman YOB: 1946	Served since 1989.	69	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm).
Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951	Served since 2001.	59	Retired.
Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)

Oates, James M. YOB: 1946	Served since 1987.	56	Managing Director (since 1994), Wydown Group (consulting firm).
Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

Segerson, Richard E. YOB: 1946	Served since 1983.	46	Retired.	Trustee (since 1993), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998-2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942	Served since 2002.	46	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies.	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

* Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R.** YOB: 1964	Served since 2006.	67
Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).

Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

**
  Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.
Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006).
Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005).
Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer, since 2011.
Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since August 2015), ETFis Series Trust I; and Chief Compliance Officer (since November 2015), Virtus ETF Trust II.

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2008 to 2013).
Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Leadership Structure and the Board of Trustees
The Board is currently composed of seven trustees, including six Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:
The Audit Committee
The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Hassell H. McClellan, Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.
The Executive Committee
The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, and James M. Oates. Each of the members is an Independent Trustee. The Committee did not meet during the Trust’s last fiscal year.
The Governance and Nominating Committee
The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Hassell H. McClellan, Philip R. McLoughlin, Chairperson, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least two full years as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the Trust’s secretary. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and an officer and trustee of three closed-end funds managed by the Adviser, one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Hassell H. McClellan
Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over twelve years' experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of nine open-end funds managed by the Adviser.
Philip R. McLoughlin Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of five closed-end funds managed by an affiliate of the Adviser and a trustee of three closed-end funds managed by the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of the VVIT series and four closed-end funds managed by an affiliate of the Adviser.
James M. Oates Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a trustee of three closed-end funds managed by the Adviser, one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Richard E. Segerson Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.
Board Oversight of Risk Management
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2015
As of December 31, 2015, the Trustees beneficially owned shares of the Funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
Hassell H. McClellan	None	None
Philip McLoughlin
EM Debt Fund – $10,001-$50,000
EM Equity Income Fund – $10,001-$50,000
Equity Trend Fund – $10,001-$50,000
Foreign Opportunities Fund – $10,001-$50,000
Global Infrastructure Fund – $50,001-$100,000
Herzfeld Fund – $10,001-$50,000
International Real Estate Fund – $1-$10,000
International Wealth Masters Fund – $10,001-$50,000
Multi-Sector Short Term Bond Fund – $10,001-$50,000
Real Estate Fund – $50,001-$100,000
Sector Trend Fund – $10,001-$50,000
Senior Floating Rate Fund – $1-$10,000
Over $100,000
Geraldine M. McNamara
Foreign Opportunities Fund – $50,001-$100,000
Global Infrastructure Fund – Over $100,000
Multi-Sector Short Term Bond Fund – over $100,000
Real Estate Fund – $50,001-$100,000
Senior Floating Rate Fund – $10,001-$50,000
Over $100,000
James M. Oates
Foreign Opportunities Fund – Over $100,000
Global Infrastructure Fund – $10,001-$50,000
Global Opportunities Fund – Over $100,000
Herzfeld Fund – Over $100,000
International Equity Fund – $10,001-$50,000
Wealth Masters Fund – $10,001-$50,000
Over $100,000
Richard E. Segerson	Dynamic Trend Fund – $1-$10,000 Equity Trend Fund – $10,001-$50,000 Foreign Opportunities Fund – $10,001-$50,000 Multi-Sector Short Term Bond Fund – $10,001-$50,000 Real Estate Fund – $10,001-$50,000	Over $100,000
Ferdinand L.J. Verdonck(2)	Foreign Opportunities Fund – $10,001-$50,000 Global Infrastructure Fund – $10,001-$50,000 Multi-Sector Intermediate Bond Fund – $10,001-$50,000 Real Estate Fund – $1-$10,000	Over $100,000

(1)
  Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose
(2)
  Information for Mr. Verdonck, as of December 31, 2014.

Interested Trustee
George R. Aylward	Alternatives Diversifier Fund – $1-$10,000 Equity Trend Fund – $10,001-$50,000 Foreign Opportunities Fund – $1-$10,000 Herzfeld Fund – $10,001-$50,000 Multi-Sector Short Term Bond Fund – Over $100,000	Over $100,000

As of December 31, 2015, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

Trustee Compensation
Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.
For the Trust’s fiscal year ended September 30, 2015, the current Trustees received the following compensation:

	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Hassell H. McClellan	$154,561	$314,000 (55 Funds)
Philip R. McLoughlin	$244,427	$722,000 (69 funds)
Geraldine M. McNamara	$168,352	$389,406 (59 funds)
James M. Oates	$172,706	$374,500 (56 funds)
Richard E. Segerson	$168,352	$243,000 (46 funds)
Ferdinand L.J. Verdonck	$168,352	$243,000 (46 funds)
Interested Trustee
George R. Aylward	None	None

Sales Loads
The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.
Code of Ethics
The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.
Proxy Voting Policies
The Trust has adopted on behalf of the Funds a Policy Regarding Proxy Voting stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.
The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The Adviser or applicable subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.
The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:
•
  Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.
•
  Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.
•
  Social and Corporate Responsibility Issues—the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, Distributor, or any affiliated person of the Funds, on the other hand.
Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/ subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/ subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Trust.
The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 17, 2015, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Appendix B—Control Persons and Principal Shareholders.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of September 30, 2015, VIA had approximately $29.8 billion in assets under management.
Investment Advisory Agreement and Expense Limitation Agreement
The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.
Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.
For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Alternatives Diversifier	0.00%
Essential Resources Fund	1.10%

Fund	Investment Advisory Fee
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%
	1st $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Global Equity Trend Fund	1.00%	0.95%	0.90%
International Equity Fund	0.85%	0.80%	0.75%
Low Volatility Fund	0.95%	0.90%	0.85%
Multi-Asset Trend Fund	1.00%	0.95%	0.90%
		1st $1 Billion	$1+ Billion
Bond Fund		0.45%	0.40%
Dynamic Trend Fund*		1.50%	1.40%
EM Debt Fund		0.75%	0.70%
EM Equity Income Fund		1.05%	1.00%
EM Small-Cap Fund		1.20%	1.15%
Greater European Fund		0.85%	0.80%
Herzfeld Fund		1.00%	0.95%
International Small-Cap Fund		1.00%	0.95%
International Wealth Masters Fund		0.90%	0.85%
Sector Trend Fund		0.45%	0.40%
Wealth Masters Fund		0.85%	0.80%
	1st $10 Billion	$10+ Billion
Equity Trend Fund	1.00%	0.95%
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion through $10 Billion	$10+ Billion
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%	0.425%

*The Dynamic Trend Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. Effective February 6, 2013, this fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.
Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. Beginning on February 6, 2013, the performance adjustment is calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).
Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.
VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has contractually agreed to limit the annual operating expenses (excluding dividend and interest, expenses, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses (if any)) of the following Funds through January 31, 2017 (expressed as a percentage of daily net assets):

	Class A	Class B	Class C	Class I	Class R6	Class T
Bond Fund	0.85%	1.60%	1.60%	0.60%	N/A	N/A
CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A	N/A
EM Debt Fund	1.35%	N/A	2.10%	1.10%	N/A	N/A
EM Equity Income Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A
EM Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A	N/A
Equity Trend Fund	1.70%	N/A	2.45%	1.45%	1.38%	N/A
Essential Resources Fund	1.65%	N/A	2.40%	1.40%	N/A	N/A
Global Equity Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A
Global Opportunities Fund	1.55%	2.30%	2.30%	1.30%	N/A	N/A
Global Real Estate Fund	1.40%	N/A	2.15%	1.15%	N/A	N/A
Greater European Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A
Herzfeld Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A
High Yield Fund	1.15%	1.90%	1.90%	0.90%	N/A	N/A
International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A
International Real Estate Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A
International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	1.26%	N/A
International Wealth Masters Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A
Low Volatility Equity Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A
Multi-Asset Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A
Multi-Sector Short Term Bond Fund	1.10%	1.60%	1.35%	0.85%	N/A	1.85%
Senior Floating Rate Fund(1)	1.20%	N/A	1.95%	0.95%	N/A	N/A
Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A

(1)
  Excludes leverage expenses, if any.
The Adviser may recapture operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred, subject to certain conditions.
The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.
The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.
Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.
Adviser Affiliates
George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; and David Fusco, Vice President and Chief Compliance Officer.
Advisory Fees
The following table shows the dollar amount of fees payable to VIA for its services with respect to each Fund, the amount of fees waived and/or expenses reimbursed by VIA, if any, and the actual fee received by VIA for the past three fiscal years.
For services to the Funds during the fiscal years ended September 30, 2013, 2014 and 2015 the Adviser received fees of $139,392,140, $218,534,628 and $161,006,705, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2013	2014	2015	2013	2014	2015	2013	2014	2015
Alternatives Diversifier Fund	N/A	N/A	N/A	75,069	N/A	N/A	(75,069)	N/A	N/A
Bond Fund	459,077	361,464	345,204	222,422	197,383	205,945	236,655	164,081	139,259
CA Tax-Exempt Bond Fund	241,206	187,631	152,183	99,886	102,965	110,116	141,323	84,666	42,067
Dynamic Trend Fund	14,733,478	43,440,364	21,476,544	793,976	N/A	N/A	13,939,502	43,440,364	21,476,544
EM Debt Fund	209,569	225,525	219,620	63,649	40,094	39,412	145,920	185,431	180,208
5,508EM Equity Income Fund	74,141	698,005	721,560	95,377	13,063	5,508	21,236	684,942	716,052
7EM Small-Cap Fund	N/A	31,545	54,032	N/A	79,695	78,771	N/A	(48,150)	(24,739)
Equity Trend Fund	48,240,325	80,240,592	48,366,683	N/A	N/A	N/A	48,240,325	80,240,592	48,366,683
Essential Resources Fund	0	0	27,213	0	0	113,490	0	0	(86,277)
Foreign Opportunities Fund	12,823,198	16,102,721	16,385,696	N/A	N/A	N/A	12,823,198	16,102,721	16,385,696
Global Equity Trend	1,107,451	2,214,660	1,405,850	N/A	N/A	N/A	1,107,451	2,214,660	1,405,850
Global Infrastructure Fund	791,485	929,987	1,139,495	N/A	N/A	N/A	791,485	929,987	1,139,495
Global Opportunities Fund	903,383	1,005,754	1,167,887	(56,144)	(24,815)	N/A	(959,527)	1,030,569	1,167,887
Global Real Estate Fund	295,391	398,371	644,721	90,145	79,379	78,920	205,246	318,992	565,801
Greater European Fund	96,791	432,063	164,705	87,476	79,818	84,670	9,315	352,245	80,035
Herzfeld Fund	49,034	161,708	318,937	67,663	55,653	39,709	(18,629)	106,055	279,228
High Yield Fund	672,085	589,524	570,902	161,344	149,806	147,710	510,741	439,718	423,192
International Equity Fund	194,205	68,067	77,987	66,903	74,200	72,176	127,302	(6,133)	5,811
International Real Estate Fund	388,317	436,457	422,074	95,019	99,999	114,355	293,298	336,458	307,719
International Small-Cap Fund	96,179	432,063	494,889	84,361	60,034	67,372	11,548	372,029	427,517
International Wealth Masters Fund	0	0	40,306	0	0	101,091	0	0	(60,785)
Low Volatility Fund	4,498	18,636	43,369	29,374	81,438	55,457	(24,876)	(62,802)	(12,088)
Multi-Asset Trend Fund	5,042,988	7,913,586	5,544,092	N/A	N/A	N/A	5,042,988	7,913,586	5,544,092
Multi-Sector Intermediate Bond Fund	2,353,736	2,001,508	1,985,853	N/A	N/A	15,651	2,353,736	2,001,508	1,970,202
Multi-Sector Short Term Bond Fund	36,323,212	40,406,445	39,612,385	N/A	N/A	95,780	36,323,212	40,406,445	39,516,605
Real Estate Fund	10,113,100	10,618,109	11,537,537	N/A	N/A	N/A	10,113,100	10,618,109	11,537,537
Sector Trend Fund	2,418,021	3,671,100	3,603,337	N/A	N/A	N/A	2,418,021	3,671,100	3,603,337
Senior Floating Rate Fund	3,858,787	6,085,858	4,688,491	N/A	N/A	14,140	3,858,787	6,085,858	4,674,351
Wealth Masters Fund	31,634	902,867	1,248,952	96,102	8,041	13,526	(64,468)	894,826	1,235,426

Subadvisers and Subadvisory Agreements
VIA has entered into subadvisory agreements with respect to each Fund. Each subadvisory agreement provides that VIA will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by VIA out of its advisory fees from the Funds.
Duff & Phelps Investment Management Co. — Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund
Duff & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2015, Duff & Phelps had approximately $9.5 billion in assets under management.
For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by each Fund for which Duff & Phelps acts as subadviser.
Euclid Advisors LLC — Virtus Dynamic Trend Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund
Euclid is located at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2015, Euclid had approximately $4.19 billion in assets under management.
For its services as subadviser, VIA pays Euclid a fee at the annual rate stated below paid by each such fund.

Fund	Subadvisory Fee
Alternatives Diversifier Fund	0.00% of net assets
Dynamic Trend Fund	20% of the net advisory fee
Equity Trend Fund	20% of the net advisory fee
Global Equity Trend Fund	20% of the net advisory fee
International Equity Fund	50% of the net advisor fee
Multi-Asset Trend Fund	20% of the net advisory fee
Sector Fund	20% of the net advisory fee

For Dynamic Trend Fund, VIA pays Euclid a fee at the rate of 20% of the net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment. See “Investment Advisory and Other Services” for a description of the performance adjustment applicable to the investment management fees paid by Dynamic Trend Fund.
Thomas J. Herzfeld Advisors, Inc. — Herzfeld Fund
Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2015, Herzfeld had $275 million in assets under management.
For its services as subadviser, VIA pays Herzfeld a fee at the rate of 50% of the net advisory fee paid by Herzfeld Fund.
Horizon Asset Management LLC — International Wealth Masters Fund and Wealth Masters Fund
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2015, Horizon Kinetics had approximately $7.6 billion in assets under management.
For its services as subadviser, VIA pays Horizon a fee at the rate of 50% of the net advisory fee paid by each fund for which Horizon acts as a subadviser.

Kayne Anderson Rudnick Investment Management, LLC — EM Small-Cap Fund and International Small-Cap Fund
Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. Kayne Anderson Rudnick also serves as subadviser for other mutual funds. As of September 30, 2015, Kayne Anderson Rudnick had approximately $9.1 billion in assets under management.
For its service as a subadviser, VIA pays Kayne Anderson Rudnick a fee at the rate of 50% of the net advisory fee paid by each fund for which Kayne Anderson Rudnick acts as subadviser.
Kleinwort Benson Investors International, Ltd. — EM Equity Income Fund and Essential Resources Fund
KBII is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, and with a registered office at One Rockefeller Plaza, 32nd Floor, New York, NY 10020. As of September 30, 2015, KBII and Kleinwort Benson Investors Dublin Ltd. had $7.9 billion in combined assets under management.
For its services as subadviser, VIA pays KBII a fee at the rate of 50% of the net advisory fee paid by each fund for which KBII acts as subadviser.
Newfleet Asset Management, LLC — Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund
Newfleet is located at 100 Pearl Street, Hartford, CT and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfleet acts as subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2015, Newfleet had approximately $11.8 billion in assets under management.
For its services as a subadviser, VIA pays Newfleet a fee at the rate of 50% of the net advisory fee paid by each Fund for which Newfleet acts as subadviser.
Rampart Investment Management Company, LLC — Low Volatility Fund
Rampart is located at One International Place, 14th Floor, Boston, MA 02110 and is an indirect wholly-owned subsidiaryof Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of September 30, 2015, Rampart had approximately $598 million in assets under management.
For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Low Volatility Fund.
Vontobel Asset Management, Inc. — Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036 and is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2015, Vontobel had in excess of $46 billion in assets under management.
For its services as a subadviser, VIA pays Vontobel a fee at the rate of 50% of the net advisory fee paid by each Fund for which Vontobel acts as a subadviser.
Subadvisory Fees
The following table shows the dollar amount of fees payable to each subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended September 30, 2013, 2014 and 2015.

	Gross Subadvisory Fee ($)			Subadvisory Fee and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund	2013	2014	2015	2013	2014	2015	2013	2014	2015
Alternatives Diversifier Fund	0	0	0	37,535	0	0	(37,535)	0	0
Bond Fund	229,539	180,732	172,602	111,211	98,691	102,972	118,328	82,041	69,630
CA Tax-Exempt Bond Fund	120,603	93,816	76,092	49,943	51,483	55,058	70,660	42,333	21,034
Dynamic Trend Fund	10,804,501	31,854,819	13,328,333	582,246	0	7,512,891	10,222,255	31,854,819	5,815,442
EM Debt Fund	104,785	112,762	109,810	31,824	20,047	19,706	72,961	92,716	90,104
EM Equity Income Fund	37,071	349,002	360,780	47,689	6,531	7,420	(10,618)	342,471	353,360
EM Small-Cap Fund	0	15,658	27,017	0	39,847	39,386	0	(24,189)	(12,369)

	Gross Subadvisory Fee ($)			Subadvisory Fee and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund	2013	2014	2015	2013	2014	2015	2013	2014	2015
Equity Trend Fund	33,768,227	56,168,415	28,978,934	0	0	0	33,768,227	56,168,415	28,978,934
Essential Resources Fund	0	0	13,607	0	0	56,745	0	0	(43,139)
Foreign Opportunities Fund	6,411,599	8,051,360	8,192,849	0	0	0	6,411,599	8,051,360	8,192,849
Global Equity Trend Fund	775,216	1,550,262	835,002	(27,559)	(22,766)	0	802,775	1,573,028	835,002
Global Infrastructure Fund	395,743	464,994	569,748	0	0	0	395,743	464,994	569,748
Global Opportunities Fund	451,692	502,877	583,943	(28,071)	0	0	479,763	502,877	583,943
Global Real Estate Fund	147,695	199,186	322,361	45,073	39,689	39,460	102,623	159,496	282,901
Greater European Fund	48,395	72,668	82,353	43,738	39,908	42,335	4,657	32,760	40,018
Herzfeld Fund	24,517	80,854	159,469	33,832	27,826	19,855	(9,314)	53,028	139,614
High Yield Fund	336,042	294,762	285,451	80,672	74,903	73,856	255,370	219,859	0
International Equity Fund	97,102	34,033	38,994	33,452	37,100	36,088	63,651	(3,067)	2,906
International Real Estate Fund	194,158	218,229	211,037	47,510	50,000	57,178	146,649	168,229	153,860
International Small-Cap Fund	48,090	216,038	247,445	42,316	30,017	33,681	5,774	186,021	213,764
International Wealth Masters Fund	0	0	20,154	0	0	50,546	0	0	(30,392)
Virtus Low Volatility Equity Fund	2,249	9,318	21,685	14,687	40,719	27,729	(12,438)	(31,401)	(6,044)
Multi-Asset Trend Fund	3,530,091	5,539,510	3,221,251	0	0	0	3,530,091	5,539,510	3,221,251
Multi-Sector Intermediate Bond Fund	1,176,868	1,000,754	992,926	0	0	7,825	1,176,868	1,000,754	985,101
Multi-Sector Short Term Bond Fund	18,161,606	20,203,222	19,806,192	0	0	47,889	18,161,606	20,203,222	19,758,303
Real Estate Fund	5,056,550	5,309,054	5,768.769	0	0	0	5,056,550	5,309,054	5,768,769
Sector Trend Fund	1,692,615	2,365,820	1,829,321	0	0	0	1,692,615	2,365,820	1,829,321
Senior Floating Rate Fund	1,929,394	3,042,929	2,344,246	0	0	7,070	1,929,394	3,042,929	2,337,176
Wealth Masters Fund	15,817	451,433	624,477	48,051	4,021	8,617	(32,234)	447,413	615,860

Administrator
Virtus Fund Services, LLC ("VFS") is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS received an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.
The following table shows the dollar amount of fees paid to the Administrator for the fiscal years ended September 30, 2013, 2014 and 2015 for its administrative services with respect to each Fund.

	Administration Fee ($)
Fund	2013	2014	2015
Alternatives Diversified Fund	174,830	154,925	105,386
Bond Fund	91,938	70,412	73,310
CA Tax-Exempt Bond Fund	45,240	33,441	32,098
Dynamic Trend Fund	746,821	2,391,118	1,334,695
EM Debt Fund	18,976	22,321	27,772
EM Equity Income Fund	(1,157)	57,181	65,532
EM Small-Cap Fund	0	(591)	4,161
Equity Trend Fund	4,218,734	6,974,654	4,290,328
Essential Resources	0	0	2,410
Foreign Opportunities Fund	1,447,144	1,806,480	1,852,234
Global Equity Trend	90,527	186,233	124,414
Global Infrastructure Fund	110,867	130,463	168,180

	Administration Fee ($)
Fund	2013	2014	2015
Global Opportunities Fund	95,996	106,779	131,719
Global Real Estate Fund	27,009	38,396	72,577
Greater European Fund	4,512	9,907	18,240
Herzfeld Fund	(3,247)	9,021	30,311
High Yield Fund	93,268	80,337	84,003
International Equity Fund	15,592	1,209	8,413
International Real Estate Fund	30,968	35,313	40,160
International Small-Cap Fund	1,294	34,900	47,172
International Wealth Masters Fund	0	0	4,464
Low Volatility Equity Fund	(1,700)	(4,578)	4,002
Multi-Asset Trend Fund	435,239	682,046	493,743
Multi-Sector Intermediate Bond Fund	406,166	341,791	346,478
Multi-Sector Short Term Bond Fund	7,452,147	8,267,518	8,133,657
Real Estate Fund	1,317,470	1,376,862	1,514,317
Sector Trend Fund	511,396	774,285	767,942
Senior Floating Rate Fund	612,883	966,314	749,743
Wealth Masters Fund	(4,382)	95,211	140,837

Sub-administrative and Accounting Agent
The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all series within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0325%
$15+ billion to $30 billion	0.0225%
$30+ billion to $50 billion	0.0075%
Greater than $50 billion	0.005%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of an affiliated fund complex for which Virtus Fund Services acts as administrator.
Distributor
VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. Fund shares are offered on a continuous basis. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr and Nancy J. Engberg, each serve as an officer of the Trust and as an officer for the Distributor.
The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.
For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.
During the fiscal years ended September 30, 2013, 2014 and 2015, purchasers of shares of the Funds paid aggregate sales charges of $18,006,520, $18,679,151 and $7,422,956 respectively, of which the Distributor received net commissions of $2,596,868, $3,407,086 and $2,395,878 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2015, the Distributor received net commissions of $534,826 for Class A Shares and deferred sales charges of $441,186 for Class A Shares, $65 for Class B Shares, $1,357,812 for Class C Shares and $61,989 for Class T Shares.
The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.
The following table shows the dollar amount of sales charges paid to VP Distributors for the fiscal years ended September 30, 2013, 2014 and 2015, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below.

	Aggregate Underwriting Commissions($)			Amount Retained by the Distributors($)			Amount Reallowed($)
	2013	2014	2015	2013	2014	2015	2013	2014	2015
Alternatives Diversifier Fund	59,290	201,493	2,901	8,765	4,494	519	50,525	196,999	2,382
Bond Fund	56,262	323,276	29,835	10,332	6,669	3,882	45,930	316,607	25,953
CA Tax-Exempt Bond Fund	12,990	25,766	5,342	11,846	158	1,012	1,144	25,608	4,330
Dynamic Trend Fund	2,548,069	847,889	257,252	298,816	572,847	27,338	2,249,253	275,042	229,914
EM Debt Fund	20,522	55,746	276,847	2,410	1,211	120	18,112	54,535	276,727
EM Equity Fund	12,200	38,326	2,198	1,121	827	244	11,079	37,499	1,954
EM Small-Cap Fund	—	3.508	8,925	—	472	1,432	—	3,036	7,493
Equity Trend Fund	7,244,089	1,688,404	1,950,241	1,049,773	1,655,594	220,097	6,194,316	32,810	1,730,144
Essential Resources Fund	—	—	—	—	—	—	—	—	—
Foreign Opportunities Fund	1,018,212	8,953,742	217,102	111,080	75,881	21,309	907,132	8,877,861	195,793
Global Equity Trend Fund	202,827	47,748	17,703	28,950	38,912	2,078	173,877	8,836	15,625
Global Infrastructure Fund	421,103	34,511	291,179	51,890	33,365	31,907	369,213	1,146	259,272
Global Opportunities Fund	52,930	11,736	60,678	7,144	6,586	4,662	45,786	5,150	56,016
Global Real Estate Fund	55,289	31,894	75,556	7,811	8,981	8,492	47,478	22,913	67,064
Greater European Fund	66,160	15,676	28,693	8,860	5,539	3,145	57,300	10,137	25,548
Herzfeld Fund	46,636	1,212,423	82,180	4,611	5,257	9,876	42,025	1,207,166	72,304
High Yield Fund	43,198	223,588	39,964	10,159	12,768	4,971	33,039	210,820	34,993
International Equity Fund	400	2,388	10,612	52	2,226	611	348	162	10,001
International Real Estate Fund	23,103	3,803	6,143	3,162	2,959	1,223	19,941	844	4,920
International Small-Cap Fund	1,440	4,642	4,436	190	1,620	492	1,250	3,022	3,944
International Wealth Masters Fund	—	—	24	—	—	3	—	—	21
Low Volatility Equity Fund	572	7,753	4,276	72	995	485	500	6,758	3,791
Multi-Asset Trend Fund	1,344,970	2,991,013	237,118	207,789	251,776	27,143	1,137,181	2,739,237	209,975
Multi-Sector Intermediate Bond Fund	287,052	33,116	125,243	61,494	30,080	15,069	225,558	3,036	110,174
Multi-Sector Short Term Bond Fund	2,545,616	253,339	576,370	392,169	213,538	37,671	2,153,447	39,810	529,699
Real Estate Fund	471,454	57,086	200,218	75,558	31.413	22,922	395,896	25,673	177,296
Sector Trend Fund	716,534	1,227,951	442,740	102,469	190,110	50,583	614,065	1,037,841	392,157
Senior Floating Rate Fund	674,172	136,440	54,929	130,064	135,986	4,839	544,108	454	50,090
Wealth Masters Fund	61,691	218,367	271,923	8,025	115,724	30,546	53,666	102,643	241,377

Dealer Concessions
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares Only
Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
$50,000 but under $100,000	1.25	1.27	1.00
$100,000 but under $500,000	1.00	1.01	1.00
$500,000 but under $1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None

CA Tax-Exempt Bond Fund and Senior Floating Rate Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None

Bond Fund, EM Debt Fund, High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None

Equity Funds, Trend Funds and Alternative Diversifier Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class C Shares and Class T Shares of the Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class T Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. Dealers must have an aggregate of $50,000 or more per Fund share class to qualify for payment of compensation applicable to that Fund share class.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the Funds for providing certain recordkeeping and related services to the Funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as "revenue sharing". Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds and the Sector Trend Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds and the Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the Trust’s Distribution Plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements. A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class R6 Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Custodian
JPMorgan Chase Bank, N.A., One Chase Manhattan Plaza, 19th Floor, New York, NY 10005, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian separate from the securities and assets of each other Fund.

Transfer Agent and Sub-Transfer Agent
Virtus Fund Services acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds. Fees paid by the Funds, in addition to the fee paid to Virtus Fund Services, will be reviewed and approved by the Board.
Legal Counsel to the Trust and the Independent Trustees
Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC's business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.
DISTRIBUTION PLANS
The Trust has adopted a distribution plan for each class of shares (except Class I Shares and Class R6 Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.
Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.
In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. Dealers must have an aggregate value of $50,000 or more per Fund CUSIP to qualify for payment in that Fund class.
On a quarterly basis, the Funds’ Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.
Rule 12b-1 Fees Paid
The following table shows Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A Shares, Class B Shares, Class C Shares and Class T Shares of each Fund for which such fees were paid for the period ending September 30, 2015. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.

Fund	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
Alternitives Diversifier Fund	166,738	N/A
Bond Fund	148,766	N/A
CA Tax-Exempt Bond Fund	56,441	N/A
Dynamic Trend Fund	1,770,455	N/A
EM Debt Fund	38,850	N/A
EM Equity Income Fund	4,536	N/A
EM Small-Cap Fund	1,069	N/A
Equity Trend Fund	6,504,647	N/A
Essential Resources Fund	265	N/A
Foreign Opportunities Fund	1,503,122	N/A
Global Equity Trend Fund	215,657	(6,771)
Global Infrastructure Fund	283,959	N/A
Global Opportunities Fund	85,765	N/A
Global Real Estate Fund	100,350	N/A
Greater European Fund	36,590	N/A
Herzfeld Fund	55,294	N/A
High Yield Fund	203,106	N/A
International Equity Fund	10,487	N/A
International Real Estate Fund	36,777	N/A
International Small-Cap Fund	7,848	N/A
International Wealth Masters Fund	524	N/A
Low Volatility Equity Fund	7,389	N/A
Multi-Asset Trend Fund	848,215	(19,458)
Multi-Sector Intermediate Bond Fund	537,006	N/A
Multi-Sector Short Term Bond Fund	10,021,629	N/A
Real Estate Fund	2,132,334	N/A
Sector Trend Fund	1,353,758	N/A
Senior Floating Rate Fund	1,087,647	N/A
Wealth Masters Fund	250,199	N/A

For the fiscal year ended September 30, 2015, the Funds paid Rule 12b-1 fees in the amount of $58,137,712, of which the Distributor received $48,054,655 and unaffiliated broker-dealers received $11,161,547. The Rule 12b-1 payments were used for (1) compensation to dealers, $56,928,943; (2) compensation to sales personnel, $16,954,377; (3) advertising, $3,059,767; (4) printing and mailing of prospectuses to other than current shareholders, $308,408; and (5) other, $711,229.
No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans. In order to address this issue, the Distributor has contractually agreed with respect to the Rule 12b-1 Plan applicable to Class C Shares of the Low Volatility Fund and the Trend Funds to waive its fees to the extent that such funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the funds to exceed the applicable limits.
PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest
As described in each Fund’s prospectus, the portfolio manager(s) who are responsible for the Funds are:

Fund	Portfolio Manager(s)
Alternatives Diversifier Fund	David Dickerson Carlton Neel
Bond Fund	David L. Albrycht Christopher J. Kelleher
CA Tax-Exempt Bond Fund	Timothy M. Heaney
Dynamic Trend Fund	Warun Kumar Amy Robinson
EM Debt Fund	David L. Albrycht Stephen H. Hooker Daniel P. Senecal
EM Equity Income Fund	James Collery David Hogarty John Looby Ian Madden Gareth Maher Massimiliano Tondi
EM Small-Cap Fund	James Fletcher Craig Thrasher
Equity Trend Fund	Warun Kumar Amy Robinson
Essential Resources Fund	Andros Florides Colm O'Connor Noel O'Halloran
Foreign Opportunities Fund	Rajiv Jain
Global Equity Trend Fund	Warun Kumar Amy Robinson
Global Infrastructure Fund	Connie M. Luecke Randle L. Smith
Global Opportunities Fund	Matthew Benkendorf Rajiv Jain
Global Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
Greater European Fund	Rajiv Jain Daniel Kranson
Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld
High Yield Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino Jonathan R. Stanley

Fund	Portfolio Manager(s)
International Equity Fund	Frederick A. Brimberg
International Real Estate Securities Fund	Geoffrey P. Dybas Frank J. Haggerty
International Small-Cap Fund	Craig Stone Craig Thrasher
International Wealth Masters Fund	Matthew Houk Murray Stahl
Low Volatility Fund	Brendan R. Finneran Robert F. Hofeman, Jr.
Multi-Asset Trend Fund	Warun Kumar Amy Robinson
Multi-Sector Intermediate Bond Fund	David L. Albrycht
Multi-Sector Short Term Bond Fund	David L. Albrycht
Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
Sector Trend Fund	Warun Kumar Amy Robinson
Senior Floating Rate Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino
Wealth Masters Fund	Matthew Houk Murray Stahl

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.
The following table provides information as of September 30, 2015, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.
Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	13	$1.7 billion	1	$22 million	0	$0
Matthew Benkendorf	1	$14 million	12	$5.4 billion	17	$3.1 billion
Frederick Brimberg	2	$104 million	0	$0	742	$168 million
James Collery	9	$2.0 billion	14	$1.5 billion	15	$ 1.8 billion

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Dickerson	6	$1.2 billion	0	$0	0	$0
Geoffrey Dybas	1	$86.9 million	1	$24.2 million	11	$588 million
Brendan R. Finneran	1	$145 million	0	$0	120	$448 million
James Fletcher	1	$4.0 million	0	$0	0	$0
Andros Florides	0	$0	2	$60.1 million	4	$80.7 million
Frank J. Haggerty, Jr.	1	$86.9 million	1	$24.2 million	11	$588 million
Timothy M. Heaney	1	$192 million	0	$0	16	$200 million
Erik Herzfeld	1	$37 million	0	$0	286	$200 million
Thomas J. Herzfeld	1	$37 million	0	$0	286	$200 million
Robert F. Hofeman, Jr.	1	$145 million	0	$0	120	$448 million
David Hogarty	9	$2.0 billion	14	$1.5 billion	15	$1.8 billion
Stephen H. Hooker	0	$0	0	$0	0	$0
Matthew Houk	2	$328 million	0	$0	0	$0
Rajiv Jain	8	$2.0 billion	29	$18.6 billion	48	$12.4 billion
Kyle A. Jennings	2	$255 million	1	$5 million	0	$0
Christopher J. Kelleher	4	$702 million	0	$0	0	$0
Daniel Kranson	0	$0	2	$955 million	0	$0
Warun Kumar	8	$3.5 billion	0	$0	0	$0
John Looby	9	$2.0 billion	14	$1.5 billion	15	$1.8 billion
Connie M. Luecke	1	$101 million	0	$0	0	$0
Ian Madden	9	$2.0 billion	14	$1.5 billion	15	$1.8 billion
Gareth Maher	9	$2.0 billion	14	$1.5 billion	15	$1.8 billion
Carlton Neel	6	$1.2 billion	0	$0	0	$0
Colm O'Connor	1	$81.2 million	2	$99.9 million	3	$78.4 million
Noel O'Halloran	1	$4.0 million	13	$769 million	0	$0
Francesco Ossino	2	$272 million	1	$5 million	0	$0
Amy Robinson	8	$3.5 billion	0	$0	0	$0
Daniel Senecal	1	$218 million	0	$0	0	$0
Randle L. Smith	1	$101 million	0	$0	0	$0
Murray Stahl	9	$1.4 billion	1	$102 million	1036	$1.3 billion
Jonathan R. Stanley	3	$490 million	0	$0	0	$0
Craig Stone	6	$549 million	0	$0	406	$2 billion
Craig Thrasher	1	$44 million	0	$0	2	$7 million
Massimiliano Tondi	1	$2.0 billion	14	$1.5 billion	15	$1.8 billion

Other Accounts Managed (With Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Albrycht	1	$89 million	0	$0	0	$0
Matthew Benkendorf	0	$0	1	$271 million	0	$0
James Collery	0	$0	0	$0	2	$349 million
David Hogarty	0	$0	0	$0	2	$349 million
Rajiv Jain	0	$0	1	$271 million	2	$256 million
Kyle A. Jennings	1	$89 million	1	$59 million	0	$0
Warun Kumar	1	$612 million	0	$0	0	$0
John Looby	0	$0	0	$0	2	$349 million
Ian Madden	0	$0	0	$0	2	$349 million
Gareth Maher	0	$0	0	$0	2	$349 million
Francesco Ossino	1	$89 million	1	$59 million	0	$0
Amy Robinson	1	$612 million	0	$0	0	$0

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Murray Stahl	0	$0	19	$385 million	6	$262 million
Massimiliano Tondi	0	$0	0	$0	2	$349 million

Portfolio Manager Compensation
VIA, Duff & Phelps, Euclid, Kayne, Newfleet and Rampart
Virtus and certain of its affiliated investment management firms (collectively, “Virtus”) believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.
Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays U.S. Aggregate Bond Index
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe
EM Debt Fund	Lipper Emerging Markets Debt
Global Infrastructure Fund	MSCI World Infrastructure Sector Capped Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index
International Real Estate Fund	FTSE Global Rental x U.S. Index
International Small-Cap Fund	MSCI ACWI ex U.S. Small Cap Index
Low Volatility Equity Fund	Strategic Insights Alternative US Option Hedge Strategy Fund
Multi-Sector Intermediate Bond Fund	Lipper Multi-Sector Income Funds
Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds
Real Estate Fund	FTSE NAREIT Equity REITs Index
Senior Floating Rate Fund	Lipper Loan Participation Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.
Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Herzfeld
Thomas J. Herzfeld has an employment contract with Thomas J. Herzfeld Advisors, Inc. at a fixed salary plus bonus based on the profitability of the firm. No specific formula is indicated in the contract. Thomas J. Herzfeld Advisors, Inc. is majority owned by Thomas J. Herzfeld therefore his compensation is directly related to the profitability of the firm.
The compensation of all other employees is at management’s discretion and based on annual year-end reviews or more frequent reviews if requested by the employee. All key personnel are paid by salary and year-end bonus based on the profitability of the firm and the discretion of management.
Employees are paid in cash.
At present, portfolio managers provide input related to their own compensation. There are currently no specific incentives related to specific portfolio performance, but rather to performance of the firm as a whole.
Horizon
Compensation for professional and supervisory personnel for the Fund consists of a salary and discretionary bonus. Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the Firm, but are not tied directly to performance. Additionally, shareholders of the Firm, some of whom are team members that will be responsible for management of the Fund, derive benefits normally associated with the ownership of a profitable corporation such as distributions of profits.
KBII
Kleinwort Benson Investors’ key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, we conduct regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivised. As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm’s Remuneration policy.
The portfolio managers are high conviction investors with a number of different components to compensation and these are set out below:
Base Salary: Benchmarked to industry.
Variable Pay: The overall company pool is determined by the profitability of KBI (Dublin) with 30% of Profit before Tax being set aside for variable pay. This pool funds the Annual Bonus and Profit Share.
Annual Bonus: For portfolio managers, the amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer term investment perspective rather than a year by year focus. Senior executives are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.
Retention Programme: In 2010, selected employees were granted company shares to the value of 10% of the value of KBI. This was originally a 5 year programme and, as we come close to vesting, the company has put additional retention arrangements in place for employees in key positions. This extends the retention programme into 2017 and is structured as a minimum guaranteed value with potential upside if business targets are achieved. It is complementary to normal profit share and bonus arrangements.
Profit Share: Secondly, we have also an ongoing profit sharing scheme in operation which has additional built in lock-ins. 30% of PBT is set aside and, any funds remaining after annual bonus awards, is distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBI funds. Equity and fund holdings are held in trust for a three year period with forfeiture provisions if the individual leaves the firm.
Vontobel Asset Management
Portfolio managers are paid a competitive base salary. Their incentive compensation is tied to the investment fees generated by the strategies they manage or co-manage. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A portion of such incentive compensation is subject to three-year deferrals. All amounts deferred must be invested in funds managed or subadvised by Vontobel.

Portfolio Manager Fund Ownership
The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of September 30, 2015:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David L. Albrycht	Bond Fund	None
	EM Debt Fund	None
	High Yield Fund	None
	Multi-Sector Intermediate Bond Fund	$10,001 - $100,000
	Multi-Sector Short Term Bond Fund	$10,001 - $100,000
	Senior Floating Rate Fund	None
Matthew Benkendorf	Global Opportunities Fund	Over $1,000,000
Frederick A. Brimberg	International Equity Fund	$100,001 - $500,000
James Collery	EM Equity Income Fund	None
David Dickerson	Alternatives Diversifier Fund	$10,001 - $100,000
Geoffrey Dybas	Global Real Estate Fund	$100,001 - $500,000
	International Real Estate Fund	$10,001 - $100,000
	Real Estate Fund	$100,001- $500,000
Brendan R. Finneran	Low Volatility Fund	$10,001 - $100,000
James Fletcher	EM Small-Cap Fund	None
Andros Florides	Essential Resources Fund	None
Frank J. Haggerty, Jr.	Global Real Estate Fund	None
	International Real Estate Fund	$10,001 - $100,000
	Real Estate Fund	$10,001 - $100,000
Timothy M. Heaney	CA Tax-Exempt Bond Fund	None
Erik M. Herzfeld	Herzfeld Fund	$500,001 - $1,000,000
Thomas J. Herzfeld	Herzfeld Fund	$100,001 - $500,000
Robert F. Hofeman, Jr.	Low Volatility Fund	$10,001 - $100,000
David Hogarty	EM Equity Income Fund	None
Stephen H. Hooker	EM Debt Fund	None
Matthew Houk	International Wealth Masters Fund	None
	Wealth Masters Fund	$1 - $10,000
Rajiv Jain	Foreign Opportunities Fund	Over $1,000,000
	Global Opportunities Fund	Over $1,000,000
	Greater European Fund	Over $1,000,000
Kyle A. Jennings	High Yield Fund	None
	Senior Floating Rate Fund	None
Christopher J. Kelleher	Bond Fund	None
Daniel Kranson, CFA	Greater European Fund	$10,001 - $100,000
Warun Kumar	Dynamic Trend Fund Equity Trend Fund Global Equity Trend Fund Multi-Asset Trend Fund Sector Trend Fund	None None None None None
John Looby	EM Equity Income Fund	None
Connie M. Luecke	Global Infrastructure Fund	$500,001 - $1,000,000
Ian Madden	EM Equity Income Fund	None
Gareth Maher	EM Equity Income Fund	None
Carlton Neel	Alternatives Diversifier Fund	$10,001 - $100,000
Colm O'Connor	Essential Resources Fund	None
Noel O'Halloran	Essential Resources Fund	None
Francesco Ossino	High Yield Fund	None
	Senior Floating Rate Fund	$100,001 - $500,000
Amy Robinson	Dynamic Trend Fund	None
	Equity Trend Fund	None

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
	Global Equity Trend Fund	None
	Multi-Asset Trend Fund	None
	Sector Trend Fund	None
Daniel P. Senecal	EM Debt Fund	$1 - $10,000
Randle L. Smith	Global Infrastructure Fund	$100,001 - $500,000
Murray Stahl	International Wealth Masters Fund	None
	Wealth Masters Fund	None
Jonathan R. Stanley	High Yield Fund	None
Craig Stone	International Small-Cap Fund	$100,001 - $500,000
Craig Thrasher	International Small-Cap Fund	$10,001 - $100,000
	EM Small-Cap Fund	None
Massimiliano Tondi	EM Equity Income Fund	None

BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.
The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, each underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.
In effecting transactions for the Funds, the applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.
The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.
If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.

The Trust has implemented, and the Board has approved, policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.
The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer prior to the execution of the order. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board will review these procedures from time to time as they deem appropriate.
The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years.

	Aggregate Amount of Brokerage Commissions ($)
Fund	2013	2014	2015
Alternatives Diversifier Fund	7,257	11,270	13,236
Bond Fund	N/A	N/A	N/A
CA Tax-Exempt Bond Fund	N/A	N/A	N/A
Dynamic Trend Fund	525,185	1,679,564	1,823,705
EM Debt Fund	N/A	N/A	53
EM Equity Income Fund	9,150	74,774	59,583
EM Small Cap Fund	N/A	10,679	8,475
Equity Trend Fund	1,523,912	2,889,384	3,924,639
Essential Resources	N/A	N/A	5,760
Foreign Opportunities Fund	1,065,828	891,751	842,609
Global Equity Trend Fund	59,109	110,452	176,400
Global Infrastructure Fund	38,887	40,777	53,947
Global Opportunities Fund	72,906	51,842	53,540
Global Real Estate Fund	17,488	19,218	32,660
Greater European Fund	12,493	12,960	11,731
Herzfeld Fund	6,161	12,362	26,360
High Yield Fund	N/A	970	1,970
International Equity Fund	206,822*	18,477	17,112
International Real Estate Fund	15,378	21,160	16,014
International Small-Cap Fund	17,947	78,348	100,236
International Wealth Masters Fund	N/A	N/A	5,612
Low Volatility Equity Fund	212	743	562
Multi-Asset Trend Fund	208,135	380,978	461,360
Multi-Sector Intermediate Bond Fund	47	697	N/A
Multi-Sector Short Term Bond Fund	6,800	570	N/A
Real Estate Fund	469,702	449,837	408,884

	Aggregate Amount of Brokerage Commissions ($)
Fund	2013	2014	2015
Sector Trend Fund	161,114	198,890	509,691
Senior Floating Rate Fund	152	2,010	N/A
Wealth Masters Fund	17,491	69,382	8,475

*In the interest of protecting fund shareholders from an adverse tax consequence, management directed the sale and repurchase of certain portfolio securities. This event, along with a change of subadviser and the resulting change in investment strategies, resulted in higher brokerage commissions paid during 2013 than in prior periods.
In fiscal years 2013, 2014 and 2015, no brokerage commissions were paid by the funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor. Brokerage commissions of $8,612,036 paid during the fiscal year ended September 30, 2015, were paid on portfolio transactions aggregating $41,027,450,026 executed by brokers who provided research and other statistical information.
Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Funds outweighs the disadvantages that may be said to exist from simultaneous transactions.
Securities of Regular Broker-Dealers.
The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2015, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2015 (amounts in thousands, except shares) were as follows:

Fund	Broker/Dealer	Value ($)
Bond Fund	Bank of America LLC	$1,221
	Citicorp Securities Services LLC	370
	JPMorgan Chase & Co.	1,871
	Morgan Stanley	3,351
	Jefferies & Company, Inc.	190
	Goldman Sachs & Co.	1,667
	Barclays Bank PLC	270
	Citigroup Global Markets, Inc.	368
	Deutsche Bank Securities, Inc.	192
	Wells Fargo & Co.	760
Foreign Opportunities Fund	UBS AG	33,420
High Yield Fund	Citicorp Securities Services LLC	123
	Goldman Sachs & Co.	479
	JPMorgan Chase & Co.	243
Multi-Sector Intermediate Bond Fund	Credit Suisse First Boston Corp.	955
	Wells Fargo & Co.	2,943
	Bank of America LLC	7,383
	JPMorgan Chase & Co.	4,965
	Morgan Stanley	2,496
	Barclays Bank PLC	483
	Goldman Sachs & Co.	2,995
	Jefferies & Company, Inc.	1,157

Fund	Broker/Dealer	Value ($)
	Citicorp Securities Services LLC	3,567
	Deutsche Bank Securities, Inc.	918
Multi-Sector Short-Term Bond Fund	Goldman Sachs & Co.	57,853
	Wells Fargo & Co.	233,181
	JPMorgan Chase & Co.	364,827
	Barclays Bank PLC	57,865
	Morgan Stanley	111,445
	Bank of America LLC	191,495
	Citicorp Securities Services LLC	143,174
	Jefferies & Company, Inc.	28,549
	Credit Suisse First Boston Corp.	97,124
	Deutsche Bank Securities, Inc.	6,733
Global Opportunities Fund	Wells Fargo & Co.	5,004
	JPMorgan Chase & Co.	2,013

During the fiscal year ended September 30, 2015 the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.
PURCHASE, REDEMPTION AND PRICING OF SHARES
How to Buy Shares
For Class A Shares, Class C Shares and Class T Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares.
The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.
Alternative Purchase Arrangements
Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.
The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.
Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.
The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class T Shares.
Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)
Class A Shares
Class A Shares incur a sales charge when they are purchased and generally are not subject to any sales charges by the Fund when redeemed. However, a CDSC may be imposed on certain redemptions made within 18 months of a finder's fee being paid. For all Virtus fixed income funds and Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.
Class B Shares
➛NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).
Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.)
Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of each Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.
Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.
For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.
Class C Shares
Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. However, the higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.
Class T Shares (Short Term Bond Fund Only)
Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.
Class I Shares
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open-and closed-end funds, and directors, officers and employees of Virtus and its affiliates.
Class R6 Shares
Class R6 Shares are available only to employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.
Class A Shares — Reduced Initial Sales Charges
Investors choosing Class A Shares may be entitled to reduced initial sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors who purchased Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds and the Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.
Qualified Purchasers
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:
(1) trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;
(3) any private client of an Adviser or subadviser to any Virtus Mutual Fund;
(4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) any qualified retirement plan exclusively for persons described above;
(6) any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;
(7) any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
(10) any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:
(15) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;
(16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or
(18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
Right of Accumulation
The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares
If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Combination Purchase Privilege
Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:
(a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);
(c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or
(d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Associations
Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Letter of Intent
If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class B Shares, Class C Shares or Class T Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.
Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made
(a) within one year of death,
(i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or
(iv) of the “grantor” on a trust account;
(b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;
(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or other Virtus Mutual Fund;
(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and
(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See "Systematic Withdrawal Program" in this SAI for additional information about these restrictions.)
If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.
How to Redeem Shares
Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds' Transfer Agent, an authorized broker or the broker’s authorized designee.
Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.
Class A Shares, Class B Shares, Class C Shares and Class I Shares Only
The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Redemptions by Class A, Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to sell Class R6 Shares.
Redemptions by Mail
Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)
Redemptions by Telephone
Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.
Redemption of Small Accounts
Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)
Redemptions by Check (Certain Fixed Income Funds only)
Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Please call us at 800-243-1574 for a listing of funds offering this feature. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.
Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.
The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.
Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.
Redemptions in Kind
To the extent consistent with state and federal law, each Virtus Mutual Fund, may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1%

of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.
Account Reinstatement Privilege
Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)
Returned/Uncashed Checks Policy
For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:
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  The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.
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  Any systematic withdrawal plan will be stopped immediately.
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  If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.
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  If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.
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  No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.
This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.
Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.
Pricing of Shares
The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.
The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.
A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer and assistant treasurer of the Trust, along with two appointees of the Adviser and two appointees of the Administrator who are identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
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  Level 1 – quoted prices in active markets for identical securities
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  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
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  Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.
Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.
Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES
The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.
Exchanges
Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For all Virtus fixed income funds and Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
In certain circumstances, a Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund, the Distributor or the Transfer Agent, and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.
Systematic Exchanges
If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.
Dividend Reinvestment Across Accounts
If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone
This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.
To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.367.5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.
Systematic Withdrawal Program
The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.
Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.
Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Qualification as a Regulated Investment Company
Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.
Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.
Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs). In addition, the Fund may not hold more than 25% of the securities (other than of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or 25% of the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.
Taxation of Debt Securities
Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.
A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.
Taxation of Derivatives and Foreign Currency Transactions
Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.
Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.
Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.
Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.
The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.
Taxation of Foreign Investments
If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.
The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.
United States Federal and California Taxation of Distributions—CA Tax-Exempt Bond Fund
If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities, and the Fund will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.
In addition, distributions or parts thereof derived from interest received on state and local issues and United States government obligations held by the CA Tax-Exempt Bond Fund will be exempt from California personal income taxes in ratable proportion of income of the California investments and United States government obligations of the CA Tax-Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.
Taxation of Distributions to Shareholders
Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).
Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.
Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.
Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.
Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.
A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.
Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisors about their tax situations.
Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.
Sale or Exchange of Fund Shares
Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.
Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.
For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.
Tax Information Notices
Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).
Important Notice Regarding Taxpayer IRS Certification and Backup Withholding
Pursuant to the Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.
Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.
Foreign Shareholders
Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.
Other Tax Consequences
In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2015, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.
From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.
The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2015 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.
Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.
Tax Sheltered Retirement Plans
Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.
PERFORMANCE INFORMATION
Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.
The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as

Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.
Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.
Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.
Total Return
Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.
For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.
The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the of the applicable Class A Share’s maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.
The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.
Yield
The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:
a = dividends and interest earned during the period.
b = net expenses accrued for the period.
c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period.

FINANCIAL STATEMENTS
The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.
The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2015, appearing in the Funds’ 2015 Annual Report to Shareholders are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS
Moody’s Investors Service, Inc.
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.
aaa — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
baa — An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.
Standard & Poor’s Corporation
AAA — Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.
Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.
The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 6, 2016, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.

*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC * FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND	26.32%
FIRST CLEARING LLCC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS MULTI-ASSET TREND FUND	34.20%

MORGAN STANLEY SMITH BARNEY * HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	VIRTUS ALTERNATIVES DIVERSIFIER FUND VIRTUS HERZFELD FUND	25.47 34.43	% %
NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS CA TAX-EXEMPT BOND FUND VIRTUS EMERGING MARKETS SMALL-CAP FUND VIRTUS INTERNATIONAL SMALL-CAP FUND	33.41 34.70 79.36	% % %
PERSHING LLC * 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS INTERNATIONAL EQUITY FUND VIRTUS LOW VOLATILITY EQUITY FUND	35.46 44.53	% %
RBC CAPITAL MARKETS LLC * MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MINNEAPOLIS MN 55402-4400	VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND	30.95%
UBS WM USA * XXX XXXXX 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	VIRTUS SENIOR FLOATING RATE FUND	35.23%
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS EMERGING MARKETS DEBT FUND VIRTUS EMERGING MARKETS SMALL-CAP FUND VIRTUS ESSENTIAL RESOURCES FUND VIRTUS INTERNATIONAL WEALTH MASTERS FUND VIRTUS LOW VOLATILITY EQUITY FUND	94.31 56.43 98.74 98.73 32.77	% % % % %

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
ADELE KIRCHER 406 S WASHINGTON AVE PISCATAWAY NJ 08854-1569	VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS B	5.63
AMERICAN ENTERPRISE INVESTMENT SVC * FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C

VIRTUS DYNAMIC TREND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS EMERGING MARKETS DEBT FUND - CLASS A

VIRTUS EMERGING MARKETS DEBT FUND - CLASS C

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS A

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL EQUITY TREND FUND - CLASS A

VIRTUS GLOBAL EQUITY TREND FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS A

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS A

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS A

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS C

VIRTUS HERZFELD FUND - CLASS A

VIRTUS HERZFELD FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS B

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS INTERNATIONAL EQUITY FUND - CLASS A

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS C

VIRTUS REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SENIOR FLOATING RATE FUND - CLASS A

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

6.42

6.36

39.64

12.78

48.03

8.67

24.91

19.65

26.15

7.92

22.79

10.62

24.28

36.68

27.32

14.84

7.33

21.40

55.16

17.58

28.15

47.07

16.48

5.33

11.96

10.57

42.33

5.74

5.09

24.29

22.23

19.24

13.74

14.43

29.23

8.53

8.45

16.33

13.28

12.36

7.99

5.46

39.57

15.59

BNYM I S TRUST CO FBO RUTH SANDBERG 703 SEMINOLE GDNS AMBLER PA 19002-3608	VIRTUS HIGH YIELD FUND - CLASS B	5.79
BNYM I S TRUST CO CUST FOR NON-DFI SIMPLE IRA NORMA J THURLOW 17321 ROXBURY AVE SOUTHFIELD MI 48075-7610	VIRTUS BOND FUND - CLASS B	21.82
BNYM I S TRUST CO CUST FOR THE IRA OF KUO HUA HUNG 131 BROOK ST QUINCY MA 02170-1429	VIRTUS HIGH YIELD FUND - CLASS B	13.56
BNYM I S TRUST CO CUST FOR THE IRA OF EUN-JU SHIN 37 MAXFELIX DR STORRS CT 06268-2549	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B	5.25
BNYM I S TRUST CO CUST FOR THE IRA ROLLOVER OF PAUL S HERMAN 280 MORNINGSIDE DR E BRISTOL CT 06010-4548	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B	8.97
BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF DARIN B HILL PO BOX 99 BAILEYVILLE ME 04694-0000	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B	16.20

BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF WILLIAM A RICHEY 1011 S VALENTIA ST UNIT 57 DENVER CO 80247-6814	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B	6.78
BNYM I S TRUST CO CUST FOR THE SEP IRA OF SCOTT M PALMER 31 GOODWIN ST NEWPORT ME 04953-3232	VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A	18.34
BNYM I S TRUST CO CUST FOR THE SEP IRA OF DENIS L LABARRE 1090 MOUNTAIN RD WEST SUFFIELD CT 06093-3502	VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS A	6.89
BNYM I S TRUST CO CUST FOR THE SEP IRA OF MATTHEW L BELL 19 FRENCHS MILL RD SANGERVILLE ME 04479-3533	VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS B	6.91
BNYM I S TRUST CO CUST FOR THE SEP IRA OF ROBERT G WELCH 5101 N RIM DR AUSTIN TX 78731-1158	VIRTUS INTERNATIONAL EQUITY FUND - CLASS A	7.02
CHARLES SCHWAB & CO * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905

VIRTUS BOND FUND - CLASS I

VIRTUS CA TAX-EXEMPT BOND FUND - CLASS A

VIRTUS CA TAX-EXEMPT BOND FUND - CLASS I

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS A

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS A

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL EQUITY TREND FUND - CLASS C

VIRTUS GLOBAL EQUITY TREND FUND - CLASS I

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS HERZFELD FUND - CLASS I

VIRTUS HIGH YIELD FUND - CLASS B

VIRTUS INTERNATIONAL EQUITY FUND - CLASS I

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS C

VIRTUS REAL ESTATE SECURITIES FUND - CLASS R6

VIRTUS REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS I

		11.20 6.50 5.08 6.11 6.81 5.59 8.19 8.99 5.90 52.04 9.87 11.42 5.26 7.65 13.24 13.06 30.67 5.21 11.72 7.54 83.92 13.93 11.79 5.03 6.90 10.63 7.18
EDWARD D. JONES AND CO * FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I VIRTUS REAL ESTATE SECURITIES FUND - CLASS I	16.21 32.37
EPTC TTE FBO RKEENAN OPT PO BOX 3322 WARRENTON VA 20188	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C	10.62
FIRST CLEARING LLCC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE	VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C	8.70 9.22

BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I VIRTUS BOND FUND - CLASS C VIRTUS BOND FUND - CLASS I VIRTUS DYNAMIC TREND FUND - CLASS A	7.27 6.50 9.43 10.90

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS I

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL EQUITY TREND FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS A

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS INTERNATIONAL EQUITY FUND - CLASS I

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS MULTI-ASSET TREND FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS I

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS C

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS T

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS SENIOR FLOATING RATE FUND - CLASS I

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS I

18.86

24.61

15.39

22.36

27.65

6.95

12.94

9.35

11.66

8.18

12.35

23.21

17.72

26.38

15.86

6.22

5.70

7.77

25.09

36.49

36.93

6.93

12.50

8.48

5.90

5.44

19.35

11.35

16.23

6.29

6.04

10.36

14.54

14.43

13.91

8.51

9.94

6.99

20.86

KARIMA ZIZOUNE 7140 112TH ST APT 708 FOREST HILLS NY 11375-4675	VIRTUS HIGH YIELD FUND - CLASS B	9.28
LPL FINANCIAL * OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS A

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS I

VIRTUS INTERNATIONAL EQUITY FUND - CLASS C

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

19.13 5.34 6.03 8.86 5.97 7.36 6.58 6.53 7.63 10.89 10.31 5.68 26.53 13.18 11.17 41.55 8.50

	VIRTUS SECTOR TREND FUND - CLASS A VIRTUS WEALTH MASTERS FUND - CLASS I	5.97 6.96
MATRIX TRUST COMPANY CUST. FBO BAYSIDE ORTHOPAEDIC & REHABILITATIO 717 17TH STREET SUITE 1300 DENVER CO 80202	VIRTUS GLOBAL EQUITY TREND FUND - CLASS I	9.65
MIAMI UNIVERSITY FOUNDATION ATTN BRUCE GUIOT 107 ROUDEBUSH HALL OXFORD OH 45056	VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS I	57.67
MID ATLANTIC TRUST COMPANY FBO CHESAPEAKE BAY CANDLE LLC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH, PA 15222	VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A	8.92
MILDRED S GOODMAN GALE G WARREN JT WROS 7091 HENDERSON RD JAMESVILLE NY 13078-9519	VIRTUS HIGH YIELD FUND - CLASS B	6.89
MLPF&S * FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I

VIRTUS BOND FUND - CLASS A

VIRTUS BOND FUND - CLASS C

VIRTUS BOND FUND - CLASS I

VIRTUS DYNAMIC TREND FUND - CLASS B

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS I

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS A

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS A

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS B

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS I

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS T

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS A

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS SENIOR FLOATING RATE FUND - CLASS I

VIRTUS WEALTH MASTERS FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS I

6.73

19.60

13.38

5.86

13.84

6.33

67.63

15.36

20.67

5.83

14.67

15.51

7.23

11.09

6.24

13.80

12.47

9.86

15.77

11.83

11.47

7.28

21.90

22.02

6.81

13.80

34.84

9.47

8.52

12.73

21.36

18.27

5.16

13.71

33.79

12.04

5.32

MORGAN STANLEY SMITH BARNEY * HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I VIRTUS BOND FUND - CLASS A VIRTUS BOND FUND - CLASS C	8.72 34.77 31.21 5.14 8.57

VIRTUS CA TAX-EXEMPT BOND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS B

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS I

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS A

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS HERZFELD FUND - CLASS A

VIRTUS HERZFELD FUND - CLASS C

VIRTUS HERZFELD FUND - CLASS I

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS I

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS C

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS T

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS A

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS SENIOR FLOATING RATE FUND - CLASS I

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS I

8.36

6.73

28.93

22.42

21.04

7.63

19.93

16.20

22.88

29.30

19.49

7.56

10.63

15.55

14.63

34.79

40.51

22.04

24.16

7.47

33.27

6.55

11.16

7.51

17.43

21.67

9.18

22.93

29.00

19.38

14.18

5.20

15.74

24.96

5.23

23.28

17.89

5.36

16.10

10.54

NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I

VIRTUS BOND FUND - CLASS B

VIRTUS BOND FUND - CLASS C

VIRTUS BOND FUND - CLASS I

VIRTUS CA TAX-EXEMPT BOND FUND - CLASS I

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EMERGING MARKETS DEBT FUND - CLASS A

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS I

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS A

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS I

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS I

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS A

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL EQUITY TREND FUND - CLASS A

VIRTUS GLOBAL EQUITY TREND FUND - CLASS C

13.68 5.02 13.72 42.63 6.12 49.10 86.71 6.28 8.43 8.12 19.64 36.70 7.01 5.04 5.47 10.96 16.80 10.29 6.20 11.44

VIRTUS GLOBAL EQUITY TREND FUND - CLASS I

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS A

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS A

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS A

VIRTUS HERZFELD FUND - CLASS I

VIRTUS HIGH YIELD FUND - CLASS A

VIRTUS HIGH YIELD FUND - CLASS B

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS I

VIRTUS INTERNATIONAL EQUITY FUND - CLASS A

VIRTUS INTERNATIONAL EQUITY FUND - CLASS I

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS I

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

VIRTUS WEALTH MASTERS FUND - CLASS I

5.44 9.83 18.28 6.27 17.77 5.96 16.33 5.45 11.53 5.99 25.47 19.18 37.03 16.33 8.92 5.82 5.42 23.89 8.62 85.68 19.11 9.87 7.69 11.75 22.60 8.95 16.12 13.75 5.74 10.69 5.50 5.25 14.88
NFS LLC FEBO * FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015	VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS R6 VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS R6 VIRTUS REAL ESTATE SECURITIES FUND - CLASS R6	97.82 90.65 13.67
PERSHING LLC * 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS BOND FUND - CLASS A

VIRTUS BOND FUND - CLASS C

VIRTUS CA TAX-EXEMPT BOND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS EMERGING MARKETS DEBT FUND - CLASS C

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS C

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS ESSENTIAL RESOURCES FUND - CLASS C

VIRTUS GLOBAL EQUITY TREND FUND - CLASS A

VIRTUS GLOBAL EQUITY TREND FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS A

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS A

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS A

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS C

5.31 5.70 12.58 7.81 7.18 5.12 16.80 7.50 29.20 26.90 7.41 5.51 17.12 20.06 13.72 10.00 6.02 9.77 6.26 9.88 10.31 6.49 26.51 19.85

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS I

VIRTUS HERZFELD FUND - CLASS A

VIRTUS HERZFELD FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS INTERNATIONAL EQUITY FUND - CLASS A

VIRTUS INTERNATIONAL EQUITY FUND - CLASS C

VIRTUS INTERNATIONAL EQUITY FUND - CLASS I

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS C

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS A

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS C

VIRTUS MULTI-ASSET TREND FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS B

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS C

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS A

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS A

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS A

VIRTUS WEALTH MASTERS FUND - CLASS C

5.68 29.91 42.82 6.39 13.22 49.92 39.35 54.67 10.14 5.73 25.95 69.93 53.88 10.08 5.94 12.41 87.13 7.45 8.22 14.82 14.69 6.16 7.86 7.20 5.89 15.85 8.48 9.08
RAYMOND JAMES * OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS A

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS A

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS HERZFELD FUND - CLASS A

9.32 5.18 10.78 5.82 5.67 6.25 16.25 11.08

VIRTUS INTERNATIONAL EQUITY FUND - CLASS C

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS MULTI-ASSET TREND FUND - CLASS C

VIRTUS REAL ESTATE SECURITIES FUND - CLASS B

VIRTUS REAL ESTATE SECURITIES FUND - CLASS C

		12.67 5.56 7.02 10.70 24.67
RBC CAPITAL MARKETS LLC * MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MINNEAPOLIS MN 55402-4400	VIRTUS GLOBAL EQUITY TREND FUND - CLASS I VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND - CLASS I VIRTUS INTERNATIONAL WEALTH MASTERS FUND - CLASS A VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS I	5.80 75.52 14.11 7.04
TD AMERITRADE INC * FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS I	5.11
UBS FINANCIAL SERVICES INC. FBO BRADLEY MANDELL TTEE KATHRYN MANDELL TTEE 14031 JERRIES DRIVE SARATOGA CA 95070-5409	VIRTUS INTERNATIONAL EQUITY FUND - CLASS C	5.60
UBS WM USA * XXX XXXXX 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS C

VIRTUS ALTERNATIVES DIVERSIFIER FUND - CLASS I

VIRTUS BOND FUND - CLASS C

VIRTUS BOND FUND - CLASS I

VIRTUS DYNAMIC TREND FUND - CLASS A

VIRTUS DYNAMIC TREND FUND - CLASS C

VIRTUS DYNAMIC TREND FUND - CLASS I

VIRTUS EMERGING MARKETS DEBT FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS A

VIRTUS EQUITY TREND FUND - CLASS C

VIRTUS EQUITY TREND FUND - CLASS I

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS C

VIRTUS FOREIGN OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL EQUITY TREND FUND - CLASS A

VIRTUS GLOBAL EQUITY TREND FUND - CLASS I

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS C

VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS C

VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS I

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS HERZFELD FUND - CLASS A

VIRTUS HERZFELD FUND - CLASS C

VIRTUS HERZFELD FUND - CLASS I

VIRTUS HIGH YIELD FUND - CLASS C

VIRTUS HIGH YIELD FUND - CLASS I

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS C

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS A

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS A

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS C

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS A

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS C

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS I

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS T

VIRTUS REAL ESTATE SECURITIES FUND - CLASS I

VIRTUS SECTOR TREND FUND - CLASS C

VIRTUS SECTOR TREND FUND - CLASS I

VIRTUS SENIOR FLOATING RATE FUND - CLASS A

VIRTUS SENIOR FLOATING RATE FUND - CLASS C

VIRTUS SENIOR FLOATING RATE FUND - CLASS I

VIRTUS WEALTH MASTERS FUND - CLASS A

7.43

19.70

21.74

11.06

6.52

5.34

13.19

35.04

5.46

5.78

17.78

11.29

5.24

6.32

5.23

13.64

6.24

9.74

5.74

11.92

5.59

7.84

9.37

31.61

7.03

29.53

13.99

8.02

11.00

8.63

20.75

26.81

10.24

20.21

27.42

13.41

6.05

8.75

19.22

55.81

19.74

23.50

7.30

	VIRTUS WEALTH MASTERS FUND - CLASS C VIRTUS WEALTH MASTERS FUND - CLASS I	8.15 19.94
VIRTUS DIVERSIFIER FUND ATTN AMY ROBINSON C/O VIRTUS INVESTMENT PARTNERS 100 PEARL ST HARTFORD CT 06103-4506	VIRTUS GLOBAL INFRASTRUCTURE FUND - CLASS I VIRTUS GLOBAL REAL ESTATE SECURITIES FUND - CLASS I VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS I	21.87 14.30 27.13
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL	VIRTUS DYNAMIC TREND FUND - CLASS R6 VIRTUS EMERGING MARKETS DEBT FUND - CLASS A	100.00 16.80

HARTFORD CT 06103-4500

VIRTUS EMERGING MARKETS DEBT FUND - CLASS C

VIRTUS EMERGING MARKETS DEBT FUND - CLASS I

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS C

VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS I

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS A

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS C

VIRTUS EMERGING MARKETS SMALL-CAP FUND - CLASS I

VIRTUS EQUITY TREND FUND - CLASS R6

VIRTUS ESSENTIAL RESOURCES FUND - CLASS A

VIRTUS ESSENTIAL RESOURCES FUND - CLASS C

VIRTUS ESSENTIAL RESOURCES FUND - CLASS I

VIRTUS INTERNATIONAL EQUITY FUND - CLASS A

VIRTUS INTERNATIONAL EQUITY FUND - CLASS C

VIRTUS INTERNATIONAL EQUITY FUND - CLASS I

VIRTUS INTERNATIONAL SMALL-CAP FUND - CLASS R6

VIRTUS INTERNATIONAL WEALTH MASTERS FUND - CLASS A

VIRTUS INTERNATIONAL WEALTH MASTERS FUND - CLASS C

VIRTUS INTERNATIONAL WEALTH MASTERS FUND - CLASS I

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS A

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS C

VIRTUS LOW VOLATILITY EQUITY FUND - CLASS I

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND - CLASS R6

		24.37 97.19 8.10 14.29 6.15 27.11 81.52 58.04 100.00 95.19 80.89 99.27 5.70 6.02 20.94 100.00 83.12 83.15 99.50 5.28 7.45 95.84 5.72
VP DISTRIBUTORS LLC ATTN CORP ACCOUNTING 100 PEARL ST HARTFORD CT 06103-4506	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS A	15.60
WILLIAM PALMER TRUSTEE C/F WILLIAM PALMER SERP 725 MAIN RD CARMEL ME 04419-3553	VIRTUS EMERGING MARKETS EQUITY INCOME FUND - CLASS A	15.52